                           [FLAG LOGO APPEARS HERE]

                          AMERICAN PERFORMANCE FUNDS

                    The Right Fit For Your Investment Goals



                                MIDYEAR REPORT

                               February 28, 1998

                           [FLAG LOGO APPEARS HERE]

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

Given the recent volatility of the financial markets at home and abroad, we are pleased to report that the American Performance Funds held their own during the six months ended February 28, 1998. While there were some dramatic dips along the way, investors continued to view these events as buying opportunities. While the ride was rocky at times, stocks moved higher over the course of the period. The bond markets, rose, too, as the economy continued to grow and inflation remained relatively benign.

Given this environment, investors' enthusiasm for the financial markets was high. Money continued to flow into mutual funds, albeit at levels less breathtaking than those we saw last year. Over the six-month period, net assets under management increased by 24.4%, growing from $1.0 billion at the start of the period to $1.3 billion on February 28, 1998.

NEW FUND AND FOUNDATION INTRODUCED

We are also pleased to report that the American Performance Growth Equity Fund was successfully launched on November 1, 1997. Designed for growth investors with a moderate tolerance for risk, the Fund invests primarily in large-capitalization and larger mid-capitalization companies with solid records of earnings growth and the potential to continue producing more of the same. While it is far too early to make any definitive judgment regarding performance, we are pleased to report the Fund's initial results have been encouraging. If you would like to see a prospectus on this Fund, or any other in the American Performance Fund Family, please call us at 1-800-762-7085.

The new FOUNDATIONS asset allocation account also was launched successfully in the fall. This account which is available through BOSC helps you to diversify and allocate your assets properly across a spectrum of funds from the American Performance family, as well as many others. To find out more about it, just speak to a financial consultant at BOSC. He or she can introduce you to FOUNDATIONS and help you complete an investor profile.

CHANGES IN THE AGGRESSIVE GROWTH FUND/1/

In recent weeks, we have started revamping and refining the strategy of the American Performance Aggressive Growth Fund. Investing in smaller capitalization stocks, of course, can be riskier than investing in many other securities. Nonetheless, we believe it is possible to reduce these risks somewhat by expanding the number of names in the portfolio. Moreover, in the past several months, we also have refined the quantitative criteria we use for security selection. We expect to implement both these changes in the coming months. For more complete information about the funds, including charges and expenses, contact us at 1-800-762-7085 for a prospectus.

IN CLOSING. . .

We would like to thank you for your continued confidence in us. We look forward to providing you with investment management and service to meet your investment needs now and in the future. If you would like a prospectus, have any questions or require assistance, you can reach us at 1-800-762-7085.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

--------------------------------------------------------------------------------
/1/Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

LETTER FROM THE INVESTMENT ADVISOR
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

Stiff winds blew through the Asian markets in the fall of 1997. As a result, the financial markets were considerably more volatile throughout the six months ended February 28, 1998, than they had been in quite some time. In October, the Dow Jones Industrial Average dropped 554 points--the largest one-day decline in its history. However, stocks rebounded quickly, and as the period ended, the market again was hitting record highs regularly. The bond market also blossomed, as interest rates continued to trend downward. Clearly, with the economy growing at a steady pace and inflation under control, investors were in a mood to accentuate the positive and ignore almost everything else.

A REASONABLE ATTITUDE

Despite the financial turmoil abroad, investors' enthusiasm for the financial markets throughout the period was not necessarily misplaced. Yes, corporate earnings may slow in the coming months, and stock market valuations were high, and some grew even higher. But on the bright side, inflation was, and remains, flat on its back, and it is very likely to stay within a 1% to 1.5% range for the rest of the year. Interest rates are low and may be going lower in the year ahead. Consumer confidence, while at a slightly lower level than in recent months, is still extremely high. While earnings are coming down, estimates of overall 1998 earnings are still solid and are expected to remain so for some time to come.

WHAT ABOUT ASIA?

It is clear that the problems we believe Asia may not be solved overnight. Moreover, the U.S. economy will face some strong headwinds later in the year, as these problems become more readily apparent. Nonetheless, while the U.S. economy is involved in the affected Asian economies, it is somewhat removed from them and may not be strongly affected.

Economists currently estimate that the "Asian Contagion" will reduce real 1998 GDP (Gross Domestic Product) growth by 0.5%-1.0%. At the same time, however, Asia's excess capacity and shrinking demand will mean lower prices in Asia and the United States, which will work to keep inflation and interest rates low. As a result, while this situation bears close watching and can change, we expect our economy to experience ripples from the turmoil in Asia, rather than any tidal wave or tsunami.

CAUTIOUSLY OPTIMISTIC

As always, there are a few wild cards in the mix. Clearly, lower federal, state and local government spending, high consumer debt and a strong U.S. dollar could dampen growth in the coming months. A low interest-rate environment, however, should help offset much of the impact of these influences. Moreover, with the Federal Reserve in a holding pattern regarding monetary policy, interest rates should remain low and may move even lower. Of course, no one can predict with absolute accuracy what will happen, so, in each case, we must simply wait and see.

While we are watching our economy and others very closely, we are optimistic about the prospects for the financial markets in the months ahead. With interest rates low and perhaps going lower and inflationary pressures almost non-existent, the environment for the fixed-income markets should be very positive.

Concerning the stock market, we will maintain our positive outlook until there is a change in the overall economic environment. Certainly, stock valuations are high, but, the economy's underlying fundamentals are still favorable. Therefore, while a dip or two along the way would not surprise us, we expect stocks to do well in the months ahead. While the bulls may not run at the breakneck pace of the past year, they are not yet ready to die of exhaustion.

Sincerely,

/s/ James L. Huntzinger

James L. Huntzinger
Bank of Oklahoma, N.A.

AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
During the six months ended February 28, 1998, with the economy growing at a rate of 3.5% annually, unemployment hit a 27-year low, and consumer confidence reached a 29-year high. However, inflationary pressures did not ignite.
Instead, the markets and the Federal Reserve were pleased to see a decline both in wholesale prices and in the rate of consumer prices. Furthermore, uncertainty in Asia put downward pressure on short-term rates.

As the New Year opened, sentiment regarding the impact of the "Asian Contagion" shifted again to the U.S. economy. Investors now believe that the U.S. economy might not be affected as dramatically or slow as significantly as first thought. In response, interest rates edged upward.

U.S. TREASURY FUND

Throughout the six months ended February 28, 1998, the Fund's assets were invested primarily in overnight repurchase agreements of the highest credit quality. Providing solid yields, these securities also offered maximum flexibility--an essential component for success during the period. Of course, it is impossible to predict with any accuracy how events in Asia will play out, but it is clear that the money markets may be somewhat nervous in the months ahead. Because flexibility will be critical to success, we anticipate making no major changes to the portfolio's allocation.

CASH MANAGEMENT FUND

By investing primarily in securities with a final maturity of one year and coupons that reset quarterly, the Fund was able to perform strongly over the six months ended February 28, 1998. As rates fell during the period, these securities outperformed those with three-month final maturities. Looking ahead, we believe the Federal Reserve will continue its steady monetary policy over the near-term, and the Fund is well positioned for the type of environment expected to result. Consequently, we anticipate making no major changes to the allocation of the portfolio.
--------------------------------------------------------------------------------

Fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged. Although the U.S. Treasury Fund and the Cash Management Fund seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. The Funds shares are not insured or guaranteed by the U.S. Government.

The American Performance Funds are distributed by BISYS Fund Services.

Shares in the funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed by or endorsed by Bank of Oklahoma, N.A., its affiliates or the distributor, nor are they insured by the Federal Deposit Insurance Corporation or any other agency.

For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. Please read the prospectus carefully before investing or sending money.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE BOND FUNDS
--------------------------------------------------------------------------------
Evidence that inflation was dormant and the belief that our economy would slow in response to events in Asia calmed investors' fears during the six-month period ended February 28, 1998. In addition, many believed that the Federal Reserve might move to ease interest rates if the economy showed dramatic evidence of slowing. This sentiment helped push interest rates lower, and the bond market rallied as 1997 ended.

But as the New Year dawned, market sentiment shifted again- and rates began to inch upward. Our economy was in very good shape, employment and wages continued to grow, and stocks, despite the setback in October, still remained attractive. Moreover, Federal Reserve Chairman Alan Greenspan indicated that he was uncertain as to which way the Fed would move. Nonetheless, rates ended the period lower than they began it, and the period remained favorable, in general, for fixed-income investors.

Some fallout from the situation in Asia will inevitably reach our shores, and our economy may slow in response. It may not slow as significantly or as suddenly as many expect, but just enough, we believe, to increase downward pressures on rates. Therefore, we are optimistic about the prospects for the fixed-income market in the months ahead.

AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

Excitement was hard to find in the municipal markets during the six months ended February 28, 1998. Interest rates moved lower, but because the supply of securities was relatively tight, response in the tax-free market was not as quick or as dramatic as it was in the taxable market. Nonetheless, the municipal market rose, albeit very quietly, over the period.

Our efforts throughout the period focused on capturing some of this market. To this end, we extended the Fund's maturity whenever it was possible to do so without compromising quality or taking on unnecessary risk. For the six months ended February 28, 1998, the Fund produced a total return of 4.19% (without the sales charge).+

QUIETLY CONFIDENT. . .

Barring a dramatic shift in the environment, we expect the next six months to be much like the previous six months. Interest rates have been moving downward, and the markets should continue to rise. At the same time, it is unlikely we will see a tidal wave of new issuance due to taxpayer resistance. But issuance should increase to some degree as municipalities take advantage of lower interest rates to refinance existing debt or finance projects that no longer can be delayed. As a result, we expect the year ahead to be a good one for the municipal market and for the Fund.

At the end of the period, approximately 97.2% of the Fund's assets were invested in a laddered portfolio of securities issued by municipalities in some 20 states across the country. The remainder of the Fund's assets were held in cash.++ The average credit quality of the Fund's securities was AA+ and the average maturity was 7.5 years.

Average Annual Total Return

  2/28/98                        LOAD*    NO-LOAD
 ------------------------------------------------
  1 Year                         4.05%     7.25%
 ------------------------------------------------
  5 Year                         5.02%     5.66%
 ------------------------------------------------
  Since Inception                6.15%     6.71%
  (5/29/92)

Value of a $10,000 Investment

                 Intermediate       Intermediate
                  Tax-Free           Tax-Free        Lehman Brothers
                  Bond Fund          Bond Fund       Municipal Bond
Date              (No-Load)          (Load) *           Index
----             ------------       ------------     ---------------
5/29/92            10,000               9,699            10,000
8/31/92            10,314              10,004            10,347
8/31/93            11,506              11,160            11,636
8/31/94            11,709              11,357            11,652
8/31/95            12,601              12,222            12,685
8/31/96            13,065              12,673            13,480
8/31/97            13,952              13,532            14,726
2/28/98            14,536              14,099            15,987

 *  Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------
 + With a maximum sales charge of 3.00%, the Fund's return for the six-month period was 1.06%.

 ++ The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the fund are currently being waived, resulting in higher returns than would occur if fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

Within the short-term mortgage-backed and asset-backed markets during the six-month period ended February 28, 1998, securities with the shortest maturities were held back somewhat by rising prepayment risk. Seasoned securities within these sectors, though, were hardly affected. These securities have not been refinanced as rates have fallen over the years, and they are unlikely to be, unless rates fall to record lows.

With a good portion of its assets invested in these seasoned securities, the Fund performed well. For the six months ended February 28, 1998, the Fund produced a total return of 4.30% (without the sales charge).+

Approximately 6.7% of the Fund's assets were invested in asset-backed securities, 52.2% in mortgage-backed securities, 28% in Treasury and agency securities, 11.2% in corporate bonds, and 1.7% in cash or cash equivalents. The average maturity of the Fund's portfolio was 2.76 years, and the average credit quality of the portfolio's holdings was AAA.++

Average Annual Total Return

  2/28/98                  LOAD*      NO-LOAD
 --------------------------------------------
  1 Year                   6.23%       8.38%
 --------------------------------------------
  Since Inception          5.81%       6.43%
  (10/19/94)

Value of a $10,000 Investment

                Short-Term        Short-Term         Merrill Lynch
                Income Fund       Income Fund       U.S. Govt./Corp.
Date             (No-Load)         (Load)*           1-5 Yr. Index
----            -----------       -----------       ---------------
10/19/94           10,000            9,804               10,000
8/31/95            10,481           10,276               10,879
8/31/96            10,967           10,752               11,418
8/31/97            11,828           11,596               12,288
2/28/98            12,336           12,094               13,039

* Reflects 2.00% maximum sales charge.

--------------------------------------------------------------------------------

+ With a maximum sales charge of 2.00%, the Fund's return for the six-month period was 2.21%.

++  The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the funds are currently being waived, resulting in higher returns than would occur if fees were charged.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch U.S. Government/Corporate 1-5 Year Index, an
unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Intermediate-term mortgage-backed and asset-backed securities did not suffer as significantly from increased prepayment risks as their longer term counterparts during the six months ended February 28, 1998. This, combined with solid security selection and careful management of our sector exposures, produced solid results for the Fund. Maturities were slightly extended, in an effort to capture more of the market's rally. We are pleased to report that this effort was successful. For the six-month period, the Fund produced a total return of 4.38% (without the sales charge).+

At the end of the period, approximately 11.2% of the Fund's assets were invested in asset-backed securities, 31.4% in mortgage-related securities, 31.2% in corporate bonds, 25.3% in Treasury securities, and the remainder in cash and cash equivalents. The average maturity of the Fund's portfolio was 5.0 years and the average credit quality of the portfolio's holdings was AA1.++

Average Annual Total Return

  2/28/98                  LOAD*      NO-LOAD
 --------------------------------------------
  1 Year                   5.26%       8.48%
 --------------------------------------------
  5 Year                   4.54%       5.18%
 --------------------------------------------
  Since Inception          6.86%       7.30%
  (9/28/90)

Value of a $10,000 Investment


                 Intermediate       Intermediate      Lehman Brothers
                  Bond Fund          Bond Fund       Inter. Govt./Corp.
Date              (No-Load)          (Load) *           Bond Index
----             ------------       ------------     -----------------
9/28/90            10,000               9,699            10,000
8/31/91            11,142              10,807            11,194
8/31/92            12,525              12,148            12,663
8/31/93            13,657              13,247            13,825
8/31/94            13,502              13,096            13,776
8/31/95            14,422              13,988            15,079
8/31/96            14,914              14,466            15,747
8/31/97            16,163              15,678            17,076
2/28/98            16,871              16,364            18,538

 *  Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------
 + With a maximum sales charge of 3.00%, the Fund's return for the six-month period was 1.25%.

 ++ The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE BOND FUND
--------------------------------------------------------------------------------

Quick response to the changing environment and good security selection were the keys to the Fund's strong performance during the six months ended February 28, 1998. As prepayment risk rose on long-term mortgage-backed and asset-backed securities, we lowered exposure to these sectors. We also reinvested in non-callable securities, such as Treasury and taxable municipal securities, which performed well in the environment.

The Fund produced a total return of 5.96% (without the sales charge)+ for the six-month period.

As of February 28, 1998, approximately 3.5% of the Fund's assets was invested in asset-backed securities, 8.1% in municipal bonds, 35.8% in mortgage-backed securities, 28.7% in corporate bonds, 22.7% in Treasury and agency-related securities, and the remainder in cash and cash equivalents. The average maturity of the portfolio's holdings was 8.78 years, and the average credit quality was AA1.++

 Average Annual Total Return

  2/28/98                  LOAD*       NO-LOAD
 ---------------------------------------------
  1 Year                   6.64%       11.07%
 ---------------------------------------------
  5 Year                   5.21%        6.08%
 ---------------------------------------------
  Since Inception          7.74%        8.34%
  (9/28/90)

Value of a $10,000 Investment

                                                Salomon Brothers Broad
              Bond Fund         Bond Fund         (Investment Grade)
Date          (No-Load)         (Load)*               Bond Index
----          ---------         ---------       ----------------------
9/28/90        10,000             9,597                 10,000
8/31/91        11,312            10,856                 11,365
8/31/92        12,750            12,236                 12,922
8/31/93        14,248            13,675                 14,354
8/31/94        13,975            13,412                 14,146
8/31/95        15,122            14,513                 15,754
8/31/96        15,552            14,925                 16,404
8/31/97        17,111            16,422                 18,044
2/28/98        18,130            17,400                 19,154

*   Reflects 4.00% maximum sales charge.

--------------------------------------------------------------------------------
+ With a maximum sales charge of 4.00%, the Fund's return for the six-month period was 1.72%.

++  The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE BALANCED FUND
--------------------------------------------------------------------------------

Despite financial problems abroad, the six-month period from September 1, 1997 through February 28, 1998, was a good one overall for the U.S. financial markets. Investors sought safety, and larger capitalization stocks moved to higher ground. Because the Fund was weighted heavily in these issues, its performance benefited. The fixed-income markets also moved higher on the belief that events in Asia would eventually influence U.S. corporations and slow economic growth.

There is no denying, however, that investors were nervous throughout the period. As a result, less-liquid securities, such as small-cap stocks, did not do well. Anticipating this, we reduced exposure to small-company stocks in the fall of 1997. So, while the Fund was affected by the poor performance of these stocks early in the period, it did not suffer significantly. For the six months ended February 28, 1998, the Fund produced a total return of 8.87% (without the sales charge+), a number well in line with other funds of this type.

FINE-TUNING FOR THE FUTURE

Asia's problems clearly are not over, and they may not be for some time. As a result, investors may continue to favor the comfort of large-capitalization stocks in the year ahead. We believe it's likely that market sentiment will turn in their direction again, and that the long-term prospects for these stocks are bright.

As of February 28, 1998, approximately 55% of the portfolio's assets were invested in stocks, 40% in bonds and 5% in cash or cash equivalents. The top five holdings in the equity portion of the Fund's portfolio were Microsoft (1.8%), General Electric (1.8%). Coca-Cola (1.8%), Chase Manhattan Bank (1.7%) and Hartford Financial Services (1.3%). The average credit quality of the fixed-income holdings in the portfolio was AA, and the average maturity was 94 years.++

 Average Annual Total Return

  2/28/98               LOAD*       NO-LOAD
 ------------------------------------------
  1 Year                15.55%      21.62%
 ------------------------------------------
  Since Inception       17.25%      19.47%
  (6/1/95)

Value of a $10,000 Investment

                                                      Salomon Brothers Broad
            Balanced Fund  Balanced Fund   S&P 500      (Investment Grade)
Date          (No-Load)      (Load)*        Index           Bond Index
----        -------------  -------------   -------    ----------------------
 6/1/95         10,000         9,497        10,000           10,000
8/31/95         10,698        10,159        10,361           10,165
8/31/96         11,860        11,263        12,229           10,584
8/31/97         14,983        14,229        17,295           11,642
2/28/98         16,312        15,491        20,342           12,855

*   reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
+ With a maximum sales charge of 5.00%, the Fund's return for the six-month period was 3.43%.

++  The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Index, an unmanaged which consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------

Problems in Southeast Asia spilled over into markets around the world during the six months ended February 28, 1998. While multinational companies were not immediately affected, investors grew noticeably nervous, demonstrating how integrated world economies have become. As a result, global equity markets, including the U.S. market, grew more volatile.

Given these circumstances, investors fled to the safety of larger capitalization stocks. While the Fund held many of these stocks, it also invested in many others. In this climate, widely diversified portfolios did not fare as well as those focused solely on the largest, best-known companies. Consequently, for the six months ended February 28, 1998, the Fund produced a total return of 14.34% (without sales charge),+ slightly lagging its benchmark the S&P 500 Index.

CAUTION WARRANTED

It is difficult to predict how long investors will continue to seek the comfort of larger capitalization issues. Inevitably, many of these companies will feel the impact of events in Asia, and as a result, U.S. real GDP growth and corporate pricing power may be slightly reduced in the months ahead. Corporate earnings may be under pressure as the situation plays out.

Nevertheless, we believe that the general trend of the market is upward, but the investment stakes have been raised, and vigilance is warranted. Strong security selection and diversification will be critical to success in the year ahead.

As of February 28, 1998, the top five holdings in the Fund's portfolio were Microsoft (2.9%), Merck (2.4%), General Electric (2.8%), Coca Cola (2.5%) and Intel (2.5%).++

 Average Annual Total Return

  2/28/98                 LOAD*        NO-LOAD
 ---------------------------------------------
  1 Year                  23.21%       29.71%
 ---------------------------------------------
  5 Year                  19.16%       20.40%
 ---------------------------------------------
  Since Inception         16.53%       17.34%
  (9/28/90)

Value of a $10,000 Investment

             Equity Fund     Equity Fund    S&P 500
Date          (No-Load)       (Load)*        Index
----         -----------     -----------    -------
9/28/90         10,000          9,497        10,000
8/31/91         12,457         11,830        13,345
8/31/92         11,961         11,359        14,406
8/31/93         13,770         13,077        16,586
8/31/94         14,411         13,686        17,491
8/31/95         17,256         16,388        21,243
8/31/96         20,453         19,424        25,216
8/31/97         28,681         27,230        35,459
2/28/98         32,794         31,144        41,707

* Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
+ With a maximum sales charge of 5.00%, the Fund's return for the six-month period was 8.62%.

++ The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Equity Fund is measured against the S&P 500 Index, an unmanaged index which consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Introduced on November 3, 1997, the American Performance Growth Equity Fund is designed for investors interested in pursuing growth with a moderate tolerance for risk. The Fund invests primarily in large-cap and larger mid-cap growth companies with strong track records of earnings growth and solid long-term potential.

Throughout the period, larger growth companies continued to benefit from good economic fundamentals, and investors continued to favor the stocks of these companies. We are pleased to report that the Fund produced a total return of 16.13% (without sales charge) + for the period from November 1, 1997 to February 28, 1998. Of course, mutual fund investing is a long-term proposition, but we, nevertheless, find these results encouraging.

UP? DOWN? OR SIDEWAYS?

Clearly, large-cap and larger mid-cap stocks benefited as investors sought safety and liquidity during the period. At the same time, Asian clouds hung over our markets, and, at some point, many companies with international exposure will be affected. The fundamentals of our economy, however, are still positive and corporate profits are growing. As long as these trends continue, the general trend of the equity markets should continue upward. Of course, within the general trend, corrections can be--and should be--expected. But until the dynamics of the environment change, we would view such a decline as a buying opportunity.

As of February 28, 1998, the top five holdings in the Fund's portfolio were Microsoft (4.6%), Merck (4.6%), General Electric (4.3%), Coca Cola (4.2%) and Intel (3.6%). ++

 Average Annual Total Return


  2/28/98          LOAD*  NO-LOAD
 --------------------------------
  Since Inception  10.32% 16.13%
  (11/3/97)



             Growth Equity      Growth Equity
 Date        Fund (No-Load)     Fund (Load)*       S&P 500 Index
--------     --------------     --------------     -------------
11/3/97          10,000              9,497              10,000
2/28/98          11,613             11,029              11,535

*   Reflects 5.00% maximum sales charge.


--------------------------------------------------------------------------------

+    With a maximum sales charge of 5.00%, the Fund's return for the six-month period was 10.32%.

++   The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Equity Fund is measured against the S&P 500 Index, an unmanaged index which consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

AMERICAN PERFORMANCE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
Rattled by events in Asia, investors sought the safety and liquidity of the biggest companies during the six months ended February 28, 1998. Offering little in terms of comparative "comfort" value, small-cap stocks continued to suffer. Even more disappointing was the fact that the little interest there was in this sector was focused on value stocks rather than growth stocks.

Ironically, most small companies had minute, if any, exposure to the fallout from Asia. Moreover, while their stock values wilted, the earnings and revenues of many of these companies soared. But investors simply looked the other way, making this a very disappointing period for small-cap growth investors.

For the six months ended February 28, 1998, the Fund posted a total return of - 3.06% (without sales charge) + versus 9.64% for its benchmark, the Russell 2000. (Please keep in mind that this index tracks the performance of small- cap stocks in general, not growth-oriented small-cap stocks specifically.)

REFINING OUR STRATEGY

Given that events in Asia have yet to play out fully, we do not expect a major change in market sentiment any time soon. Nevertheless, we are optimistic about the long-term prospects for this sector. Balance sheets are now very strong, and valuations are very low compared to those of larger capitalization stocks.

To better position the Fund and to help reduce risk, we have refined our quantitative technique for stock selection and have started implementing these changes. We also expect to expand the number of stocks in the portfolio in the months ahead. This effort is designed to increase diversification and help reduce risk.

As of February 28, 1998, the top five holdings in the Fund's portfolio were Smartalk Teleservices (4.6%), QLogic Corp. (3.8%), Semtech (3.5%), TwinLab Corp. (3.1%) and LCC International (2.9%). ++

 Average Annual Total Return


  2/28/98          LOAD*  NO-LOAD
 --------------------------------
  1 Year            9.66% 15.40%
 --------------------------------
  5 Year           11.46% 12.61%
 --------------------------------
  Since Inception   9.92% 10.86%
  (2/3/92)


               Aggresive          Aggresive
             Growth Equity      Growth Equity      Russell 2000
 Date        Fund (No-Load)     Fund (Load)*        Stock Index
--------     --------------     --------------     -------------
 2/3/92          10,000              9,497              10,000
8/31/92           8,398              7,975               9,052
8/31/93          12,000             11,396              11,992
8/31/94          12,030             11,424              12,704
8/31/95          16,364             15,540              15,345
8/31/96          16,654             15,816              17,005
8/31/97          19,302             18,330              22,581
2/28/98          18,711             17,769              24,758

*  Reflects 5.00% maximum sales charge.



--------------------------------------------------------------------------------

 +   With a maximum sales charge of 5.00%, the Fund's return for the six-month period was -7.91.

 ++  The composition of the Fund's portfolio is subject to change.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The American Performance Aggressive Growth Fund's performance is compared to the Russell 2000 Stock Index, which represents domestically traded stocks of small-to-mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 14

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 20

                       Schedules of Portfolio Investments
                                    Page 25

                         Notes to Financial Statements
                                    Page 56

                              Financial Highlights
                                    Page 61

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

                                                         U.S.          CASH
                                                       TREASURY     MANAGEMENT
                                                         FUND          FUND
                                                     ------------  ------------
ASSETS:
 Investments at value (Amortized cost $124,027,597;
  and $407,597,344; respectively)..................  $124,027,597  $407,597,344
 Repurchase agreements, at value (Amortized cost
  $247,281,086; and $0; respectively)..............   247,281,086            --
                                                     ------------  ------------
 Total Investments.................................   371,308,683   407,597,344
 Interest and dividends receivable.................        77,014     3,016,165
 Receivable for capital shares issued..............         9,800            --
 Prepaid expenses and other assets.................        29,121        13,105
                                                     ------------  ------------
   Total Assets....................................   371,424,618   410,626,614
                                                     ------------  ------------
LIABILITIES:
 Dividends payable.................................     1,350,447     1,546,775
 Accrued expenses and other payables:
  Investment advisory fees.........................       112,202       121,973
  Administration fees..............................         8,046         8,888
  Custodian fees...................................         8,415         9,148
  Legal and audit fees.............................        15,913        21,319
  Fund accounting and transfer agent fees..........        14,611        15,080
  Other liabilities................................        14,132        33,642
                                                     ------------  ------------
   Total Liabilities...............................     1,523,766     1,756,825
                                                     ------------  ------------
COMPOSITION OF NET ASSETS:
 Capital...........................................   369,904,967   408,860,829
 Undistributed (distributions in excess of) net
  investment income................................            --        (4,977)
 Accumulated undistributed net realized gains
  (losses) on investment transactions..............        (4,115)       13,937
                                                     ------------  ------------
   Net Assets......................................  $369,900,852  $408,869,789
                                                     ============  ============
 Shares of beneficial interest issued and
  outstanding......................................   369,904,967   408,860,828
                                                     ============  ============
 Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number
   of shares authorized)...........................  $       1.00  $       1.00
                                                     ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

                               INTERMEDIATE
                                 TAX-FREE    SHORT-TERM   INTERMEDIATE
                                   BOND        INCOME         BOND         BOND
                                   FUND         FUND          FUND         FUND
                               ------------  -----------  ------------  -----------
ASSETS:
 Investments at value
  (Amortized cost
  $27,761,689; $19,760,454;
  81,811,103; and 47,294,341;
  respectively)..............  $29,063,399   $19,972,076  $83,175,875   $48,724,116
 Interest and dividends
  receivable.................      376,833       137,735      766,314       636,695
 Receivable for capital
  shares issued..............        2,300         4,900       14,700        19,600
 Prepaid expenses............          183           253        2,183         1,394
                               -----------   -----------  -----------   -----------
   Total Assets..............   29,442,715    20,114,964   83,959,072    49,381,805
                               -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable...........       99,663       103,853      387,866       230,108
 Payable for investment
  securities purchased.......           --            --    2,082,956     2,048,212
 Accrued expenses and other
  payables:
  Investment advisory fees...        7,900            --       21,319        11,947
  Administration fees........          643           438        1,783         1,029
  Distribution fees..........           --            --       15,515         9,049
  Custodian fees.............          677           466        1,862         1,086
  Legal and audit fees.......        2,047         2,096        5,953         3,155
  Fund accounting and
   transfer agent fees.......        2,177            --        3,162         1,663
  Other liabilities..........        5,720         3,282       43,559        41,239
                               -----------   -----------  -----------   -----------
   Total Liabilities.........      118,827       110,135    2,563,975     2,347,488
                               -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital.....................   27,937,342    19,819,903   80,711,812    45,944,838
 Undistributed (distributions
  in excess of) net
  investment income..........       15,282        (7,371)     (19,520)       17,925
 Net unrealized
  appreciation/depreciation
  on investments.............    1,301,710       211,622    1,364,772     1,429,775
 Accumulated undistributed
  net realized gains (losses)
  from investment
  transactions...............       69,554       (19,325)    (661,967)     (358,221)
                               -----------   -----------  -----------   -----------
   Net Assets................  $29,323,888   $20,004,829  $81,395,097   $47,034,317
                               ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding................    2,688,087     1,995,261    7,845,354     4,924,144
                               ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per share:
  ($0.00001 par value per
   share, unlimited number of
   shares authorized)........  $     10.91   $     10.03  $     10.37   $      9.55
                               ===========   ===========  ===========   ===========
 Maximum Sales Charge........         3.00%         2.00%        3.00%         4.00%
                               ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset value
  adjusted to nearest cent)
  per share..................  $     11.25   $     10.23  $     10.69   $      9.95
                               ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

                                                           GROWTH     AGGRESSIVE
                               BALANCED       EQUITY       EQUITY       GROWTH
                                 FUND          FUND         FUND         FUND
                              -----------  ------------  -----------  -----------
ASSETS:
 Investments at value
  (Amortized cost
  $36,252,961; $142,401,433;
  $40,279,978; and
  $33,464,686;
  respectively).............  $41,243,399  $199,325,433  $65,309,849  $38,943,577
 Interest and dividends
  receivable................      213,173       310,913       58,419       10,929
 Receivable for capital
  shares issued.............           --        17,600        5,800           --
 Unamortized organization
  costs.....................           --            --        1,360           --
 Prepaid expenses...........          837         4,851           --        1,184
                              -----------  ------------  -----------  -----------
   Total Assets.............   41,457,409   199,658,797   65,375,428   38,955,690
                              -----------  ------------  -----------  -----------
LIABILITIES:
 Payable for investment
  securities purchased......    2,038,125            --           --           --
 Accrued expenses and other
  payables:
  Investment advisory fees..        4,113        73,324        6,624       15,710
  Administration fees.......          858         4,352        1,420          897
  Distribution fees.........           --        37,307       12,075        8,243
  Custodian fees............          889         4,477        1,449          989
  Legal and audit fees......        3,541         7,922        2,919        3,598
  Fund accounting and
   transfer agent fees......        2,596         7,978        3,967        2,336
  Other liabilities.........       38,936         3,037        1,702        2,721
                              -----------  ------------  -----------  -----------
   Total Liabilities........    2,089,058       138,397       30,156       34,494
                              -----------  ------------  -----------  -----------
COMPOSITION OF NET ASSETS:
 Capital....................   33,555,568   139,130,602   40,432,402   26,394,366
 Undistributed net
  investment income (loss)..      189,166       175,265        8,672     (134,335)
 Net unrealized
  appreciation/depreciation
  on investments............    4,990,438    56,924,000   25,029,871    5,478,891
 Accumulated undistributed
  net realized gains
  (losses) on investment
  transactions..............      633,179     3,290,533     (125,673)   7,182,274
                              -----------  ------------  -----------  -----------
   Net Assets...............  $39,368,351  $199,520,400  $65,345,272  $38,921,196
                              ===========  ============  ===========  ===========
 Shares of beneficial
  interest issued and
  outstanding...............    3,012,420    11,653,298    5,635,761    2,513,426
                              ===========  ============  ===========  ===========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value per
   share, unlimited number
   of shares authorized)....  $     13.07  $      17.12  $     11.59  $     15.49
                              ===========  ============  ===========  ===========
 Maximum Sales Charge.......         5.00%         5.00%        5.00%        5.00%
                              ===========  ============  ===========  ===========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset value
  adjusted to nearest cent)
  per share.................  $     13.76  $      18.02  $     12.20  $     16.31
                              ===========  ============  ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
                                  (UNAUDITED)

                                                           U.S.        CASH
                                                         TREASURY   MANAGEMENT
                                                           FUND        FUND
                                                        ----------  -----------
INVESTMENT INCOME:
 Interest Income......................................  $9,986,911  $10,777,062
                                                        ----------  -----------
EXPENSES:
 Investment advisory fees.............................     716,730      746,154
 Administration fees..................................     358,365      373,077
 12b-1 fees...........................................     447,957      466,346
 Fund accounting fees.................................      40,635       42,451
 Transfer agent fees..................................      37,341       40,335
 Custodian fees.......................................      53,755       55,962
 Other expenses.......................................      74,244       55,568
                                                        ----------  -----------
   Total Expenses.....................................   1,729,027    1,779,893
 Expenses voluntarily reduced.........................    (447,957)    (466,346)
                                                        ----------  -----------
   Net Expenses.......................................   1,281,070    1,313,547
                                                        ----------  -----------
 Net Investment Income................................   8,705,841    9,463,515
                                                        ----------  -----------
REALIZED GAINS ON INVESTMENTS:
 Net realized gains (losses) on investment
  transactions........................................       9,035       13,939
                                                        ----------  -----------
Change in net assets resulting from operations........  $8,714,876  $ 9,477,454
                                                        ==========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
                                  (UNAUDITED)

                                  INTERMEDIATE
                                    TAX-FREE   SHORT-TERM INTERMEDIATE
                                      BOND       INCOME       BOND        BOND
                                      FUND        FUND        FUND        FUND
                                  ------------ ---------- ------------ ----------
INVESTMENT INCOME:
 Interest income................   $  706,045   $562,574   $2,681,828  $1,426,833
 Dividend income from
  affiliates....................       11,697      9,096       16,055      23,594
                                   ----------   --------   ----------  ----------
   Total Income.................      717,742    571,670    2,697,883   1,450,427
                                   ----------   --------   ----------  ----------
EXPENSES:
 Investment advisory fees.......       75,497     46,617      215,382     111,074
 Administration fees............       27,453     17,208       78,734      41,022
 12b-1 fees.....................       34,317     21,510       98,417      51,278
 Fund accounting fees...........        7,927      7,465       19,512      10,649
 Transfer agent fees............        6,733      1,575       10,609       4,982
 Custodian fees.................        4,118      2,581       11,810       6,153
 Other expenses.................        5,145      3,659       11,712       7,128
                                   ----------   --------   ----------  ----------
   Total Expenses...............      161,190    100,615      446,176     232,286
 Expenses voluntarily reduced...      (61,770)   (70,948)     (78,734)    (41,022)
                                   ----------   --------   ----------  ----------
   Net Expenses.................       99,420     29,667      367,442     191,264
                                   ----------   --------   ----------  ----------
 Net Investment Income..........      618,322    542,003    2,330,441   1,259,163
                                   ----------   --------   ----------  ----------
REALIZED/UNREALIZED GAINS ON
 INVESTMENTS:
 Net realized gains on
  investment transactions.......      111,209     10,888       81,739     103,168
 Change in unrealized
  appreciation/depreciation on
  investments...................      386,129    168,728      990,074     978,390
                                   ----------   --------   ----------  ----------
 Net realized/unrealized gains
  on investments................      497,338    179,616    1,071,813   1,081,558
                                   ----------   --------   ----------  ----------
Change in net assets resulting
 from operations................   $1,115,660   $721,619   $3,402,254  $2,340,721
                                   ==========   ========   ==========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
                                  (UNAUDITED)

                                                          GROWTH     AGGRESSIVE
                                BALANCED     EQUITY       EQUITY       GROWTH
                                  FUND        FUND         FUND         FUND
                               ----------  -----------  ----------  ------------
INVESTMENT INCOME:
 Interest income.............  $  424,563  $        --  $   12,605  $     28,644
 Dividend income.............     125,232    1,342,814     200,361        53,494
 Dividend income from
  affiliates.................      55,525      118,312      39,625        82,395
                               ----------  -----------  ----------  ------------
   Total Income..............     605,320    1,461,126     252,591       164,533
                               ----------  -----------  ----------  ------------
EXPENSES:
 Investment advisory fees....     119,239      623,769     115,635       175,064
 Administration fees.........      33,510      183,211      34,355        52,447
 12b-1 fees..................      41,888      229,014      42,943        65,559
 Fund accounting fees........      11,814       28,173       6,353         9,317
 Transfer agent fees.........       3,834       20,784       3,915        10,409
 Custodian fees..............       5,027       27,482       5,153         7,867
 Other expenses..............       4,492       25,341      13,091         3,922
                               ----------  -----------  ----------  ------------
   Total Expenses............     219,804    1,137,774     221,445       324,585
 Expenses voluntarily
  reduced....................    (158,887)    (174,051)    (32,637)      (49,825)
                               ----------  -----------  ----------  ------------
   Net Expenses..............      60,917      963,723     188,808       274,760
                               ----------  -----------  ----------  ------------
 Net Investment Income
  (Loss).....................     544,403      497,403      63,783      (110,227)
                               ----------  -----------  ----------  ------------
REALIZED/UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains (losses)
  on investment transactions.   1,420,842   10,165,007    (125,673)    9,019,984
 Change in unrealized
  appreciation/depreciation
  on investments.............   1,033,734   14,246,592   8,569,816   (11,352,984)
                               ----------  -----------  ----------  ------------
 Net realized/unrealized
  gains (losses) on
  investments................   2,454,576   24,411,599   8,444,143    (2,333,000)
                               ----------  -----------  ----------  ------------
Change in net assets
 resulting from operations...  $2,998,979  $24,909,002  $8,507,926  $ (2,443,227)
                               ==========  ===========  ==========  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                             U.S. TREASURY FUND           CASH MANAGEMENT FUND
                         ----------------------------  ----------------------------
                          SIX MONTHS                    SIX MONTHS
                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                         FEBRUARY 28,    AUGUST 31,    FEBRUARY 28,    AUGUST 31,
                             1998           1997           1998           1997
                         -------------  -------------  -------------  -------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income. $   8,705,841  $  11,447,244  $   9,463,515  $  18,208,824
  Net realized gains
   (losses) on
   investment
   transactions.........         9,035         43,118         13,939     (3,389,450)
                         -------------  -------------  -------------  -------------
 Change in net assets
  resulting from
  operations............     8,714,876     11,490,362      9,477,454     14,819,374
                         -------------  -------------  -------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income...............    (8,705,841)   (11,447,244)    (9,463,515)   (18,208,824)
  From net realized
   gains................       (56,293)            --             --        (10,335)
                         -------------  -------------  -------------  -------------
 Change in net assets
  from shareholder
  distributions.........    (8,762,134)   (11,447,244)    (9,463,515)   (18,219,159)
                         -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............   487,387,670    722,431,270    493,707,557    918,306,763
  Dividends reinvested..        18,120         28,693         13,542         35,242
  Cost of shares
   redeemed.............  (415,882,110)  (641,485,064)  (415,960,659)  (963,038,828)
                         -------------  -------------  -------------  -------------
 Change in net assets
  from share
  transactions..........    71,523,680     80,974,899     77,760,440    (44,696,823)
                         -------------  -------------  -------------  -------------
 Capital Contribution...            --             --             --      3,394,524
                         -------------  -------------  -------------  -------------
 Change in net assets...    71,476,422     81,018,017     77,774,379    (44,702,084)
NET ASSETS:
  Beginning of period...   298,424,430    217,406,413    331,095,410    375,797,494
                         -------------  -------------  -------------  -------------
  End of period......... $ 369,900,852  $ 298,424,430  $ 408,869,789  $ 331,095,410
                         =============  =============  =============  =============
SHARE TRANSACTIONS:
  Issued................   487,387,670    722,431,270    493,707,557    918,306,763
  Reinvested............        18,120         28,693         13,542         35,242
  Redeemed..............  (415,882,110)  (641,485,064)  (415,960,659)  (963,038,828)
                         -------------  -------------  -------------  -------------
 Change in shares.......    71,523,680     80,974,899     77,760,440    (44,696,823)
                         =============  =============  =============  =============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                   INTERMEDIATE
                                     TAX-FREE                  SHORT-TERM
                                    BOND FUND                 INCOME FUND
                             -------------------------  -------------------------
                              SIX MONTHS                 SIX MONTHS
                                ENDED      YEAR ENDED      ENDED      YEAR ENDED
                             FEBRUARY 28,  AUGUST 31,   FEBRUARY 28,  AUGUST 31,
                                 1998         1997          1998         1997
                             ------------  -----------  ------------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $   618,322   $ 1,254,496  $   542,003   $   903,003
  Net realized gains
   (losses) on investment
   transactions............      111,209       192,740       10,888       (11,257)
  Net change in unrealized
   appreciation/depreciation
   on investments..........      386,129       392,909      168,728       213,958
                             -----------   -----------  -----------   -----------
 Change in net assets
  resulting from
  operations...............    1,115,660     1,840,145      721,619     1,105,704
                             -----------   -----------  -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..................     (618,321)   (1,254,496)    (542,003)     (905,088)
  In excess of net
   investment income.......           --            --           --       (12,226)
  From net realized gains..     (181,702)           --           --            --
  In excess of net realized
   gains...................           --            --           --        (1,214)
                             -----------   -----------  -----------   -----------
 Change in net assets from
  shareholder
  distributions............     (800,023)   (1,254,496)    (542,003)     (918,528)
                             -----------   -----------  -----------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..................    3,762,007     3,343,263    7,050,992     4,027,197
  Dividends reinvested.....      271,009       240,397      292,427       498,838
  Cost of shares redeemed..   (1,568,574)   (8,661,943)  (3,176,416)   (3,454,384)
                             -----------   -----------  -----------   -----------
 Change in net assets from
  share transactions.......    2,464,442    (5,078,283)   4,167,003     1,071,651
                             -----------   -----------  -----------   -----------
 Change in Net Assets......    2,780,079    (4,492,634)   4,346,619     1,258,827
NET ASSETS:
  Beginning of period......   26,543,809    31,036,443   15,658,210    14,399,383
                             -----------   -----------  -----------   -----------
  End of period............  $29,323,888   $26,543,809  $20,004,829   $15,658,210
                             ===========   ===========  ===========   ===========
SHARE TRANSACTIONS:
  Issued...................      344,835       311,848      705,209       408,000
  Reinvested...............       24,916        22,503       29,252        50,561
  Redeemed.................     (144,171)     (806,989)    (318,125)     (349,764)
                             -----------   -----------  -----------   -----------
 Change in shares..........      225,580      (472,638)     416,336       108,797
                             ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                              INTERMEDIATE BOND FUND             BOND FUND
                             --------------------------  --------------------------
                              SIX MONTHS                  SIX MONTHS
                                ENDED       YEAR ENDED      ENDED       YEAR ENDED
                             FEBRUARY 28,   AUGUST 31,   FEBRUARY 28,   AUGUST 31,
                                 1998          1997          1998          1997
                             ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $ 2,330,441   $  3,774,730  $ 1,259,163   $  2,068,112
  Net realized gains on
   investment transactions.       81,739         86,579      103,168        125,155
  Net change in unrealized
   appreciation/depreciation
   on investments..........      990,074      1,499,963      978,390        989,409
                             -----------   ------------  -----------   ------------
 Change in net assets
  resulting from
  operations...............    3,402,254      5,361,272    2,340,721      3,182,676
                             -----------   ------------  -----------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..................   (2,330,441)    (3,774,730)  (1,259,163)    (2,068,112)
                             -----------   ------------  -----------   ------------
 Change in net assets from
  shareholder
  distributions............   (2,330,441)    (3,774,730)  (1,259,163)    (2,068,112)
                             -----------   ------------  -----------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..................    8,023,101     27,373,484   12,005,665     10,459,668
  Dividends reinvested.....      791,315      1,590,744      705,598      1,376,877
  Cost of shares redeemed..   (5,809,684)   (16,320,024)  (2,212,655)   (10,303,647)
                             -----------   ------------  -----------   ------------
 Change in net assets from
  share transactions.......    3,004,732     12,644,204   10,498,608      1,532,898
                             -----------   ------------  -----------   ------------
 Change in Net Assets......    4,076,545     14,230,746   11,580,166      2,647,462
NET ASSETS:
  Beginning of period......   77,318,552     63,087,806   35,454,151     32,806,689
                             -----------   ------------  -----------   ------------
  End of period............  $81,395,097   $ 77,318,552  $47,034,317   $ 35,454,151
                             ===========   ============  ===========   ============
SHARE TRANSACTIONS:
  Issued...................      774,465      2,699,433    1,266,774      1,139,743
  Reinvested...............       76,566        156,695       74,613        150,226
  Redeemed.................     (561,117)    (1,606,065)    (233,075)    (1,122,919)
                             -----------   ------------  -----------   ------------
 Change in shares..........      289,914      1,250,063    1,108,312        167,050
                             ===========   ============  ===========   ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                  BALANCED FUND                EQUITY FUND
                             -------------------------  --------------------------
                              SIX MONTHS                 SIX MONTHS
                                ENDED      YEAR ENDED      ENDED       YEAR ENDED
                             FEBRUARY 28,  AUGUST 31,   FEBRUARY 28,   AUGUST 31,
                                 1998         1997          1998          1997
                             ------------  -----------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $   544,403   $   887,689  $    497,403  $  1,060,671
  Net realized gains on
   investment transactions.    1,420,842     2,584,874    10,165,007    20,769,620
  Net change in unrealized
   appreciation/depreciation
   on investments..........    1,033,734     2,714,005    14,246,592    16,959,674
                             -----------   -----------  ------------  ------------
 Change in net assets
  resulting from
  operations...............    2,998,979     6,186,568    24,909,002    38,789,965
                             -----------   -----------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..................     (355,921)     (890,051)     (324,273)   (1,056,737)
  In excess of net
   investment income.......           --        (3,789)           --       (41,770)
  From realized gains......   (3,070,635)     (752,189)  (25,074,277)   (8,951,022)
                             -----------   -----------  ------------  ------------
 Change in net assets from
  shareholder
  distributions............   (3,426,556)   (1,646,029)  (25,398,550)  (10,049,529)
                             -----------   -----------  ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..................    7,007,219     6,085,133    19,730,937    64,396,719
  Dividends reinvested.....    3,646,820     1,610,401    25,347,550     9,491,947
  Cost of shares redeemed..   (1,106,767)   (4,579,846)  (15,955,066)  (18,094,633)
                             -----------   -----------  ------------  ------------
 Change in net assets from
  share transactions.......    9,547,272     3,115,688    29,123,421    55,794,033
                             -----------   -----------  ------------  ------------
 Change in Net Asssets.....    9,119,695     7,656,227    28,633,873    84,534,469
NET ASSETS:
  Beginning of period......   30,248,656    22,592,429   170,886,527    86,352,058
                             -----------   -----------  ------------  ------------
  End of period............  $39,368,351   $30,248,656  $199,520,400  $170,886,527
                             ===========   ===========  ============  ============
SHARE TRANSACTIONS:
  Issued...................      543,618       502,409     1,150,915     4,071,242
  Reinvested...............      289,089       134,601     1,595,282       671,632
  Redeemed.................      (81,189)     (378,764)     (954,276)   (1,171,162)
                             -----------   -----------  ------------  ------------
 Change in shares..........      751,518       258,246     1,791,921     3,571,712
                             ===========   ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                 GROWTH EQUITY FUND  AGGRESSIVE GROWTH FUND
                                 ------------------ --------------------------
                                  NOVEMBER 1, 1997   SIX MONTHS
                                      THROUGH          ENDED       YEAR ENDED
                                    FEBRUARY 28,    FEBRUARY 28,   AUGUST 31,
                                      1998 (A)          1998          1997
                                 ------------------ ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)..    $    63,783     $   (110,227) $   (251,730)
  Net realized gains (losses) on
   investment transactions......       (125,673)       9,019,984     6,976,334
  Net change in unrealized
   appreciation/depreciation on
   investments..................      8,569,816      (11,352,984)    1,248,696
                                    -----------     ------------  ------------
 Change in net assets resulting
  from operations...............      8,507,926       (2,443,227)    7,973,300
                                    -----------     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income....        (55,111)              --            --
  From net realized gains.......             --       (7,598,060)           --
                                    -----------     ------------  ------------
 Change in net assets from
  shareholder distributions.....        (55,111)      (7,598,060)           --
                                    -----------     ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...     58,967,697       10,364,805    20,084,258
  Dividends reinvested..........          3,578        7,566,992            --
  Cost of shares redeemed.......     (2,078,818)     (27,951,343)  (12,353,220)
                                    -----------     ------------  ------------
 Change in net assets from share
  transactions..................     56,892,457      (10,019,546)    7,731,038
                                    -----------     ------------  ------------
 Change in net assets...........     65,345,272      (20,060,833)   15,704,338
NET ASSETS:
  Beginning of period...........             --       58,982,029    43,277,691
                                    -----------     ------------  ------------
  End of period.................    $65,345,272     $ 38,921,196  $ 58,982,029
                                    ===========     ============  ============
SHARE TRANSACTIONS:
  Issued........................      5,833,155          661,712     1,209,715
  Reinvested....................            343          530,273            --
  Redeemed......................       (197,737)      (1,802,138)     (742,123)
                                    -----------     ------------  ------------
 Change in shares...............      5,635,761         (610,153)      467,592
                                    ===========     ============  ============

--------
(a) Period from commencement of operations.




                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. TREASURY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY                         AMORTIZED
  AMOUNT                          DESCRIPTION                          COST
 ---------    --------------------------------------------------   ------------
 U.S. TREASURY BILLS (33.5%):
 $125,000,000 4/23/98...........................................   $124,027,597
                                                                   ------------
  Total U.S. Treasury Bills                                         124,027,597
                                                                   ------------
 REPURCHASE AGREEMENTS (66.9%):
   15,000,000 Bear Stearns, 5.60%, 3/2/98 (Purchased on 2/27/98,
               proceeds at maturity $15,007,000, collateralized
               by $13,910,000 U.S. Treasury Notes, 7.25%,
               5/15/04, market value $15,329,915)...............     15,000,000
   15,000,000 C.S. First Boston, 5.58%, 3/2/98 (Purchased on
               2/27/98,
               proceeds at maturity $15,006,975, collateralized
               by $13,144,000 U.S.Treasury Bonds, 8.75%,
               11/15/08, market value $15,304,307)..............     15,000,000
   15,000,000 Deutsche Bank, 5.60%, 3/2/98, (Purchased on
               2/27/98,
               proceeds at maturity $15,007,000, collateralized
               by $14,642,000 U.S. Treasury Notes, 6.75%,
               4/30/00, market value $15,305,491)...............     15,000,000
   15,000,000 Merrill Lynch, 5.55%, 3/2/98 (Purchased on
               2/27/98,
               proceeds at maturity $15,006,938, collateralized
               by $14,855,000 U.S. Treasury Notes, 6.38%,
               8/15/02, market value $15,315,795)...............     15,000,000
   15,000,000 Morgan Stanley, 5.60%, 3/2/98 (Purchased on
               2/27/98,
               proceeds at maturity $15,007,000, collateralized
               by $14,745,000 U.S. Treasury Notes, 6.25%,
               4/30/01, market value $15,308,286)...............     15,000,000



 PRINCIPAL                         SECURITY                        AMORTIZED
  AMOUNT                         DESCRIPTION                          COST
 ---------    -------------------------------------------------   ------------
 REPURCHASE AGREEMENTS, CONTINUED:
 $ 77,281,086 Nomura Securities, 5.61%, 3/2/98 (Purchased on
               2/27/98, proceeds at maturity $77,317,215,
               collateralized by $76,760,000 U.S. Treasury
               Notes, 5.50%-6.50%,
               4/30/98-8/15/05, market value $78,865,615)......   $ 77,281,086
   15,000,000 SunTrust, 5.61%, 3/2/98 (Purchased on 2/27/98,
               proceeds at maturity $15,007,013, collateralized
               by $12,253,000 U.S. Treasury Notes, 8.13%,
               8/15/19, market value $15,251,611)..............     15,000,000
   80,000,000 UBS Securities, 5.62%, 3/2/98 (Purchased on
               2/27/98, proceeds at maturity $80,037,467,
               collateralized by $75,122,000 U.S. Treasury
               Bonds, 6.63%, 2/15/27, market value
               $81,390,640)....................................     80,000,000
                                                                  ------------
  Total Repurchase Agreements                                      247,281,086
                                                                  ------------
  Total Investments (Amortized Cost $371,308,683)(a)--100.4%       371,308,683
  Liabilities in excess of other assets (0.4)%                      (1,407,831)
                                                                  ------------
  Total Net Assets--100.0%                                        $369,900,852
                                                                  ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.



                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
CASH MANAGEMENT FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY                          AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 ---------   ----------------------------------------------------   ------------
 CERTIFICATES OF DEPOSIT (24.5%):
 Domestic (9.8%):
 $10,000,000 CoreStates Bank, N.A.,
              5.63%*, 4/9/98.....................................   $ 10,000,000
  10,000,000 Mellon Bank, N.A.,
              5.85%*, 3/16/98....................................     10,000,000
  10,000,000 Mercantile Safe Deposit & Trust, 5.64%*, 4/15/98....     10,005,535
  10,000,000 U.S. National Bank of Oregon, 5.78%*, 3/23/98.......      9,998,331
                                                                    ------------
                                                                      40,003,866
                                                                    ------------
 Yankee (14.7%):
  10,000,000 Banca CRT, 5.63%*, 4/22/98..........................     10,000,000
  10,000,000 Banco Popular, 5.78%*, 4/9/98.......................     10,000,000
  10,000,000 Christiania Bank,
              5.85%*, 3/31/98....................................     10,000,000
  10,000,000 Istitut Banc San Paolo,
              5.61%*, 5/22/98....................................     10,000,000
  10,000,000 Postipankki, Ltd., 5.90%*, 3/5/98...................     10,000,000
  10,000,000 Societe Generale, 5.53%*, 4/16/98...................      9,995,712
                                                                    ------------
                                                                      59,995,712
                                                                    ------------
  Total Certificates of Deposit                                       99,999,578
                                                                    ------------
 COMMERCIAL PAPER (4.9%):
 Banking (2.5%):
  10,000,000 Bankers Trust New York,
              5.58%*, 4/30/98....................................     10,000,000
                                                                    ------------
 Brokerage Services (2.4%):
  10,000,000 C.S. First Boston, 5.80%, 3/12/98...................      9,982,522
                                                                    ------------
  Total Commercial Paper                                              19,982,522
                                                                    ------------
 MEDIUM TERM NOTES (65.0%):
 Banking (25.6%):
   9,500,000 Barnett Bank, Inc.,
              6.03%*, 3/30/98....................................      9,519,292
  10,000,000 Chase Manhattan Corp.,
              5.59%*, 4/15/98....................................     10,003,258
  10,000,000 Comerica Bank, Detroit,
              5.80%*, 3/11/98....................................      9,996,620
  10,000,000 First Chicago Corp.,
              5.78%*, 5/11/98....................................     10,013,285
  10,000,000 First USA Bank, 6.21%*, 3/18/98.....................     10,018,572
  10,000,000 Fleet Credit Card LLC,
              6.29%*, 3/16/98....................................     10,041,780
  10,000,000 J.P. Morgan & Co., Inc.,
              5.85%*, 3/26/98....................................     10,001,239
  10,000,000 Key Bank, N.A., 5.50%*, 5/20/98.....................      9,994,767
  10,000,000 PNC Bank, N.A., 5.52%*, 4/20/98.....................      9,994,890
 $ 5,000,000 St. George Bank Ltd.,
              5.78%*, 5/12/98....................................   $  5,002,756
  10,000,000 Wells Fargo & Co.,
              5.76%*, 3/18/98....................................      9,996,073
                                                                    ------------
                                                                     104,582,532
                                                                    ------------
 Brokerage Services (12.2%):
  10,000,000 Bear Stearns Co., Inc.,
              5.57%*, 5/22/98....................................     10,000,000
  10,000,000 Goldman Sachs Group LP, 5.76%*, 4/7/98..............     10,000,000
   6,000,000 Lehman Brothers Holdings, 5.64%*, 4/20/98...........      6,000,000
   4,000,000 Lehman Brothers Holdings, 5.90%*, 5/13/98...........      4,001,912
   5,000,000 Merrill Lynch & Co., Inc.,
              3.95%*, 3/3/98.....................................      4,999,995
   5,000,000 Merrill Lynch & Co., Inc.,
              5.89%*, 3/17/98....................................      5,003,551
   5,000,000 Morgan Stanley Dean Witter Discover, 6.13%*,
              3/18/98............................................      5,015,084
   5,000,000 Morgan Stanley Dean Witter Discover, 6.14%*,
              3/25/98............................................      5,006,632
                                                                    ------------
                                                                      50,027,174
                                                                    ------------
 Financial Services (17.4%):
   5,000,000 AB Spintab, 5.68%*, 4/27/98.........................      5,002,221
  10,000,000 American Honda Finance Corp. (144A), 5.82%*,
              4/6/98.............................................      9,999,810
  10,000,000 Caterpillar Financial Services Corp., 5.64%*,
              4/13/98............................................     10,000,000
   6,100,000 Ford Motor Credit Co.,
              5.88%*, 5/22/98....................................      6,119,498
  10,000,000 General Electric Capital Corp., 5.52%*, 4/13/98.....     10,000,000
  10,000,000 General Motors Acceptance Corp., 5.68%*, 5/4/98.....     10,000,000
   5,000,000 IBM Credit Corp., 6.01%*, 4/30/98...................      5,009,616
   5,000,000 IBM Credit Corp., 5.47%*, 5/18/98...................      4,998,249
  10,000,000 John Deere Capital Corp.,
              5.68%*, 4/9/98.....................................     10,002,859
                                                                    ------------
                                                                      71,132,253
                                                                    ------------
 Insurance (9.8%):
  10,000,000 Combined Insurance Co.,
              6.00%*, 3/10/98....................................     10,000,000
  10,000,000 First Allmerica Financial Life Insurance Co.,
              5.70%*, 5/5/98.....................................     10,000,000


                                   Continued

AMERICAN PERFORMANCE FUNDS
CASH MANAGEMENT FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY                         AMORTIZED
  AMOUNT                         DESCRIPTION                           COST
 ---------   ---------------------------------------------------   ------------
 MEDIUM TERM NOTES, CONTINUED:
 $10,000,000 General American Life Insurance, 5.96%*, 4/1/98....   $ 10,000,000
  10,000,000 Jackson National Life Insurance Co., 5.70%*,
              6/1/98............................................     10,000,000
                                                                   ------------
                                                                     40,000,000
                                                                   ------------
  Total Medium Term Notes                                           265,741,959
                                                                   ------------
 TIME DEPOSITS (5.3%):
 Banking (5.3%):
   1,873,288 Bank Brussells Lambert,
              5.66%, 3/2/98.....................................      1,873,288
 $10,000,000 Den Danske Bank, 5.63%, 3/2/98.....................     10,000,000
  10,000,000 Skandinaviska Enskilda Banken, 5.63%, 3/2/98.......     10,000,000
                                                                   ------------
  Total Time Deposits                                                21,873,288
                                                                   ------------
  Total Investments (Amortized Cost $407,597,344)(a)--99.7%         407,597,347
  Other assets in excess of liabilities 0.3%                          1,272,442
                                                                   ------------
  Total Net Assets--100.0%                                         $408,869,789
                                                                   ============

--------
Percentages indicated are based on net assets of $408,869,789.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at February 28, 1998. The date presented reflects the next rate change date.






                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

   SHARES
     OR
  PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
  --------- -----------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (3.4%):
 Delaware (0.5%):
 $135,000   Delaware State Housing Authority, Senior Home
             Mortgage, Series A, 6.90%, 12/1/99..................   $   138,640
                                                                    -----------
 Illinois (1.2%):
  350,000   Chicago, O'Hare International Airport Revenue
             Refunding, Series A,5.60%, 1/1/07, Callable 1/1/03 @
             102*, Insured by: MBIA..............................       370,962
                                                                    -----------
 Texas (1.7%):
  250,000   Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
             8/1/02 @ 100*.......................................       267,789
  250,000   Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
             8/1/04 @ 100*.......................................       262,148
                                                                    -----------
                                                                        529,937
                                                                    -----------
  Total Alternative Minimum Tax Paper (Cost $984,654)                 1,039,539
                                                                    -----------
 MUNICIPAL BONDS (94.1%):
 Alaska (1.8%):
  500,000   Alaska State Housing Financial Corp., Series A,
             6.10%, 12/1/06......................................       523,770
                                                                    -----------
 Arizona (3.6%):
  500,000   Arizona State Transportation Board, Highway Revenue,
             Sub-Series A, 6.10%, 7/1/01.........................       533,340
  500,000   Arizona State University Revenue Refunding, Series A,
             5.80%, 7/1/07, Callable 7/1/02 @ 101*...............       533,150
                                                                    -----------
                                                                      1,066,490
                                                                    -----------
 California (4.7%):
  500,000   Folsom, School Facilities Project, GO, Series B,
             6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
             FGIC................................................       552,800
  300,000   Los Angeles, Public Facilities Corp. Revenue, 5.40%,
             8/1/07, Callable 8/1/97 @ 103*, ETM.................       312,312
  500,000   Southern California Public Power Authority,
             Transmission Project Revenue, 5.75%, 7/1/09,
             Callable 7/1/98 @ 100*, Insured by: MBIA............       503,190
                                                                    -----------
                                                                      1,368,302
                                                                    -----------
 Colorado (3.5%):
  500,000   Lower Colorado River Authority Revenue Bond, 5.00%,
             1/1/09, Callable 1/1/06 @ 102*......................       514,465
  500,000   University of Colorado Hospital Authority Revenue
             Bond, Series A, 5.00%, 11/15/12,
             Callable 11/15/07 @ 102*, Insured by: AMBAC.........       503,050
                                                                    -----------
                                                                      1,017,515
                                                                    -----------
 Dist. of Columbia (1.8%):
  500,000   District of Columbia Refunding, GO, Series B-1,
             5.20%, 6/1/04, Insured by: AMBAC....................       522,205
                                                                    -----------
 Florida (1.7%):
  500,000   Jacksonville Electrical Authority Revenue, Water and
             Sewer System, Series A, 5.38%, 10/1/14,
             Callable 10/01/02 @ 101*, Insured by: FGIC..........       511,475
                                                                    -----------
 Georgia (1.7%):
  500,000   Fulco Georgia Hospital Authority Revenue, 4.88%,
             11/15/14, Callable 11/15/08 @ 102*, Insured by:
             MBIA................................................       493,495
                                                                    -----------
 Illinois (8.7%):
  500,000   Chicago Park District Refunding, GO, 5.45%, 1/1/04,
             Callable 1/1/03 @102, Insured by: FGIC..............       529,935
  500,000   Chicago School Finance Authority Refunding, GO,
             Series A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*,
             Insured by: FGIC....................................       525,040
  400,000   Cook County, Series B, GO, 5.75%, 11/15/07, Pre-
             refunded 11/15/02 @ 102, Insured by: FGIC...........       434,984


                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

   SHARES
     OR
  PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
  --------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 $500,000   Illinois Development Finance Authority, Pollution
             Control Revenue Refunding, Commonwealth Edison Co.,
             5.70%, 1/15/09, Insured by: AMBAC...................   $   543,524
  500,000   Illinois Health Facilities Revenue, OSF Healthcare
             System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*...       534,200
                                                                    -----------
                                                                      2,567,683
                                                                    -----------
 Indiana (5.4%):
  500,000   Blackford County School Building Revenue Bond, First
             Mortgage, 5.10%, 1/15/16,
             Callable 7/15/06 @ 101*, Insured by: AMBAC..........       496,035
  600,000   Indiana State Office Building Revenue Bond, Series B,
             5.25%, 7/1/15, Callable 7/1/03 @ 102*,
             Insured by: AMBAC...................................       602,130
  500,000   South Bend Water Works Revenue Bond, 4.75%, 1/1/12,
             Callable 1/1/06 @ 101*, Insured by: FSA.............       492,000
                                                                    -----------
                                                                      1,590,165
                                                                    -----------
 Louisiana (3.6%):
  500,000   Louisiana Public Facilities Authority, Hospital
             Revenue Refunding, Our Lady of the Lake Regional,
             6.05%, 12/1/08, Callable 12/1/01 @ 102*, Insured by:
             MBIA................................................       532,805
  500,000   Lousiana Public Facilities Authority, Lousiana Water
             Co. Project, 5.45%, 2/1/13, Callable 8/1/01 @ 100*,
             Insured by: AMBAC...................................       518,480
                                                                    -----------
                                                                      1,051,285
                                                                    -----------
 Michigan (3.7%):
  550,000   Detroit Sewer Disposal Revenue, Series A, 5.25%,
             7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA....       559,719
  500,000   Holly, Area School District, GO, 5.30%, 5/1/09,
             Callable 5/1/05 @ 101*, Insured by: FGIC............       524,140
                                                                    -----------
                                                                      1,083,859
                                                                    -----------
 Minnesota (1.9%):
  550,000   Southern Minnesota Municipal Power Agency, Power
             Supply System Revenue, Series B, 5.00%, 1/1/10,
             Callable 1/1/04 @ 102*, Insured by: AMBAC...........       559,603
                                                                    -----------
 Nevada (6.3%):
  250,000   Clark County, Series A, Limited GO, 6.00%, 7/1/06,
             Callable 7/1/03 @ 101*..............................       271,703
  500,000   Las Vegas, Downtown Redevelopment Agency, Tax
             Increment Revenue Refunding, 5.40%, 6/1/07,
             Callable 6/1/05 @ 101*, Insured by: FSA.............       528,645
  500,000   Reno, Hospital Revenue, St. Mary's Regional Medical
             Center, 5.25%, 5/15/07, Callable 5/15/03 @ 102*,
             Insured by: MBIA....................................       523,480
  500,000   Washoe County Airport Authority, Airport Systems
             Improvement Revenue Refunding,
             Series A, 5.60%, 7/1/03, Callable 7/1/02 @ 101*,
             Insured by: MBIA....................................       530,040
                                                                    -----------
                                                                      1,853,868
                                                                    -----------
 New Jersey (1.9%):
  500,000   Ocean County, GO, Series A, 6.25%, 10/1/06, Callable
             10/1/01 @ 102*......................................       543,680
                                                                    -----------
 New Mexico (0.4%):
  100,000   New Mexico Mortgage Finance Authority, Refunding
             Single Family Mortgage, Series A-1, 6.30%, 1/1/02...       104,673
                                                                    -----------
 New York (1.4%):
  400,000   Suffolk County Water Authority Revenue Bond, Series
             A, 5.00%, 6/1/14, Callable 6/1/07 @ 102*,
             Insured by: AMBAC...................................       399,528
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

   SHARES
     OR
  PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
  --------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Ohio (3.6%):
 $500,000   Ohio Municipal Electric Generation Agency, 5.38%,
             2/15/13, Callable 2/15/03 @ 102*, Insured by: AMBAC.   $   513,865
  500,000   Ohio State Water Development Authority, Revenue
             Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
             Callable 12/1/02 @ 102*, Insured by: MBIA...........       538,370
                                                                    -----------
                                                                      1,052,235
                                                                    -----------
 Oklahoma (13.5%):
  485,000   Grand River Dam Authority, Revenue, 5.90%, 11/1/08,
             ETM, Callable 11/21/97 @ 102*.......................       517,825
  500,000   Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @
             100*................................................       522,490
  500,000   Oklahoma State Housing Finance Agency, Multifamily
             Housing Revenue, Series A4, 5.50%, 11/1/25,
             Callable 5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA
             Collateral..........................................       522,545
  500,000   Tulsa Industrial Authority, Hospital Revenue, St.
             John's Medical Center Project, 5.70%, 2/15/04.......       532,695
  500,000   Tulsa International Airport, Revenue Refunding,
             5.40%, 6/1/03, Insured by: FGIC.....................       529,475
  200,000   Tulsa Public Facilities Authority, 5.80%, 7/1/01.....       210,066
  540,000   Tulsa Public Facilities Authority, Capital
             Improvement, Series 1988-B, 5.70%, 3/1/05,
             Callable 8/1/03 @ 102*..............................       574,408
  500,000   Tulsa Public Facilities Authority, Revenue Refunding,
             Solid Waste, Ogden Martin Systems, 5.65%, 11/1/06,
             Insured by: AMBAC...................................       537,180
                                                                    -----------
                                                                      3,946,684
                                                                    -----------
 Pennsylvania (2.9%):
  500,000   Bristol Township School District, GO, Series A,
             5.25%, 2/15/09, Callable 2/15/04 @ 100*, Insured by:
             MBIA State Aid Withholding..........................       516,780
  320,000   Philadelphia Water & Sewer, Revenue Refunding, 15th
             Series, 6.88%, 10/1/06, Callable 10/1/99 @ 102*,
             Insured by: MBIA....................................       340,554
                                                                    -----------
                                                                        857,334
                                                                    -----------
 Rhode Island (1.5%):
  400,000   Rhode Island Depositors Economic Protection Corp.,
             Special Obligations, Series A, 6.38%, 8/1/01,
             Insured by: MBIA....................................       429,672
                                                                    -----------
 South Carolina (1.3%):
  350,000   Georgetown County, Pollution Control Facilities,
             Revenue Refunding, International Paper Co. Project,
             6.25%, 6/15/05, Callable 6/15/02 @ 102*.............       378,742
                                                                    -----------
 South Dakota (2.5%):
  700,000   South Dakota Housing Development Authority,
             Homeownership Mortgage, Series A, 5.70%, 5/1/08,
             Callable 5/1/06 @ 102*..............................       733,992
                                                                    -----------
 Texas (6.7%):
  250,000   Brownsville, Utilities System Revenue, 6.25%, 9/1/07,
             Callable 9/1/02 @ 100*, Insured by: MBIA............       270,010
  500,000   Coastal Bend, Health Facilities Development Revenue,
             Series A, 5.60%, 11/15/02, Insured by: AMBAC........       530,295
  400,000   Houston Water & Sewer System, Revenue Refunding,
             Series B, 6.10%, 12/1/05, Callable 12/1/02 @ 102*...       433,952
  220,000   Montgomery County Hospital District, Series B, 6.30%,
             4/1/04, Pre-refunded 4/1/02 @ 102, Insured by: FSA..       241,613
  500,000   Tarrant County Texas Water Revenue, 4.75%, 3/1/12,
             Callable 3/1/03 @ 100*, Insured by: AMBAC...........       493,955
                                                                    -----------
                                                                      1,969,825
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

   SHARES
     OR
  PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
  --------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Washington (10.0%):
 $400,000   Grays Harbor County Public Utility Revenue Bond,
             5.13%, 1/1/14, Callable 1/1/07 @ 100*,
             Insured by: AMBAC...................................   $   404,112
  500,000   Port Tacoma, Revenue Refunding, Series A, 5.50%,
             11/1/04, Callable 11/1/02 @ 100*, Insured by: AMBAC.       525,580
  500,000   Seattle Municipality Sewer Revenue Bond, Series X,
             5.50%, 1/1/16, Callable 1/1/03 @ 102*,
             Insured by: FGIC....................................       511,395
  500,000   Tacoma Electric System, Revenue Refunding, 5.70%,
             1/1/03, Insured by: FGIC............................       533,889
  500,000   Washington State Health Care Facilities Revenue Bond,
             5.13%, 12/1/12, Callable 12/1/07 @ 101*,
             Insured by: MBIA....................................       504,580
  410,000   Washington State, GO Limited, Revenue Refunding,
             Series R-92-A, 6.40%, 9/1/03, Callable 9/1/01 @
             101*................................................       442,423
                                                                    -----------
                                                                      2,921,979
                                                                    -----------
  Total Municipal Bonds (Cost $26,301,234)                           27,548,059
                                                                    -----------
 INVESTMENT COMPANIES (1.6%):
  344,731   American Advantage Tax Free Fund.....................       344,731
  131,070   SEI Institutional Tax Free Fund......................       131,070
                                                                    -----------
  Total Investment Companies (Cost $475,801)                            475,801
                                                                    -----------
  Total Investments (Cost $27,761,689)(a)--99.1%                     29,063,399
  Other assets in excess of liabilities 0.9%                            260,489
                                                                    -----------
  Total Net Assets--100.0%                                          $29,323,888
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation............... $1,312,027
      Unrealized depreciation...............    (10,317)
                                             ----------
      Net unrealized appreciation........... $1,301,710
                                             ==========

 * Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC -- AMBAC Indemnity Corporation

ETM -- Escrowed to Maturity

FGIC -- Financial Guaranty Insurance Corporation

FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GO -- General Obligation Bond

MBIA -- Municipal Bond Insurance Association


                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (6.7%):
 $144,301  AFC Home Equity Loan Trust,
            Series 1995-3, Class 1A2,
            6.80%, 10/26/26........................................   $   146,436
   32,771  Contimortgage Home Equity Loan Trust, Series 1996-3,
            Class A2, 6.95%, 7/15/11...............................        33,304
  307,318  CoreStates Home Equity Trust, Series 1993-2, Class A,
            5.10%, 3/15/09.........................................       301,123
  300,000  Crown Home Equity Loan Trust, Series 1996-1, Class A3,
            6.81%, 6/25/11.........................................       305,502
   50,509  IBM Credit Receivables Lease Asset Master Trust,
            Series 1993-1,
            Class A, 4.55%, 11/15/00...............................        50,292
   62,189  Nafco Auto Trust, Series 2, Class A, 7.00%, 12/31/01....        62,379
  200,000  Nomura Asset Securities Corp., Series 1995-2, Class
            2M, 7.12%, 1/25/26.....................................       201,916
   62,872  Security Pacific Acceptance Corp., Series 1991-3,
            Class A1,
            7.25%, 12/15/11........................................        63,561
   58,324  The Money Store Home Equity Trust, Series 1992-B,
            Class A,
            6.90%, 7/15/07.........................................        58,850
   79,277  UCFC Home Equity Loan,
            Series 1996-A1, Class A3,
            6.18%, 4/15/09.........................................        79,748
   27,920  UCFC Home Equity Loan,
            Series 1993-D1, Class A1,
            5.45%, 7/10/13.........................................        27,602
                                                                      -----------
  Total Asset Backed Securities                                         1,330,713
                                                                      -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (52.2%):
  213,324  Chase Mortgage Finance Corp.,
            Series 1992-K, Class A5,
            7.50%, 10/25/24........................................       216,077
   47,000  CMC Securities Corp.,
            Series 1994-H1, Class 30A2,
            8.25%, 10/25/24........................................        47,893
  111,000  Collateralized Mortgage Securities Corp., Series 1991-
            6,
            Class PI, 7.00%, 9/20/21...............................       111,510
  228,000  Countrywide Home Loan,
            Series 1997-1, Class A4,
            7.40%, 3/25/27.........................................       229,498
 $ 62,117  Federal Home Loan Mortgage Corp., Series 1667, Class C,
            6.00%, 1/15/09.........................................        60,752
   18,748  Federal Home Loan Mortgage Corp., Series 1702-A, Class
            PA,
            5.00%, 2/15/12.........................................        18,698
   11,816  Federal Home Loan Mortgage Corp., Series 1392, Class AB,
            6.25%, 9/15/18.........................................        11,782
  132,546  Federal Home Loan Mortgage Corp., Series 1927, Class N,
            7.50%, 9/15/18.........................................       133,284
   36,151  Federal Home Loan Mortgage Corp., Series 1191, Class D,
            7.00%, 4/15/19.........................................        36,140
    8,035  Federal Home Loan Mortgage Corp., Series 1059, Class G,
            7.00%, 11/15/19........................................         8,058
   52,000  Federal Home Loan Mortgage Corp., Series 1177, Class HC,
            7.50%, 12/15/19........................................        52,504
  167,000  Federal Home Loan Mortgage Corp., Series 1332, Class H,
            7.50%, 4/15/20.........................................       171,002
   87,582  Federal Home Loan Mortgage Corp., Series 1137, Class I,
            7.00%, 10/15/20........................................        88,093
   30,000  Federal Home Loan Mortgage Corp., Series 1109, Class H,
            6.95%, 12/15/20........................................        30,230
  111,000  Federal Home Loan Mortgage Corp., Series 1191, Class D,
            7.00%, 2/15/21.........................................       112,174
  341,532  Federal Home Loan Mortgage Corp., Series 1646, Class MA,
            6.50%, 3/15/21.........................................       340,388
   90,000  Federal Home Loan Mortgage Corp., Series 139, Class G,
            7.00%, 4/15/21.........................................        90,982
   11,949  Federal Home Loan Mortgage Corp., Series 189, Class C,
            8.00%, 10/15/21........................................        12,127
  109,000  Federal Home Loan Mortgage Corp., Series 1312, Class I,
            8.00%, 7/15/22.........................................       112,522

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- --------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 46,131  Federal Home Loan Mortgage Corp., Series 1574, Class L,
            6.50%, 9/15/22.........................................   $    45,343
  245,000  Federal Home Loan Mortgage Corp., Series 1648, Class JA,
            6.00%, 1/15/23.........................................       241,135
  196,635  Federal Home Loan Mortgage Corp., Series 1514, Class I,
            6.50%, 2/15/23.........................................       196,526
   23,000  Federal Home Loan Mortgage Corp., Series 1749, Class C,
            8.00%, 6/15/23.........................................        23,828
  148,635  Federal Home Loan Mortgage Corp., Series 1663, Class A,
            7.00%, 7/15/23.........................................       149,363
   85,000  Federal Home Loan Mortgage Corp., Series 1963, Class B,
            8.00%, 7/15/26.........................................        83,808
   22,000  Federal National Mortgage Assoc., Series 1992-41, Class G,
            8.00%, 3/25/05.........................................        22,860
  131,000  Federal National Mortgage Assoc., Series 1992-71, Class D,
            8.25%, 3/25/17.........................................       134,419
   42,551  Federal National Mortgage Assoc., Series 1992-174, Class E,
            7.10%, 8/25/18.........................................        42,616
   10,000  Federal National Mortgage Assoc., Series 1992-148, Class B,
            7.00%, 4/25/19.........................................        10,088
  103,566  Federal National Mortgage Assoc., Series 1992-65, Class E,
            7.50%, 9/25/19.........................................       103,978
   60,000  Federal National Mortgage Assoc., Series 1992-188, Class PJ,
            7.50%, 10/25/19........................................        63,012
  165,000  Federal National Mortgage Assoc., Series 1992-161, Class D,
            7.00%, 3/25/20.........................................       166,565
   15,000  Federal National Mortgage Assoc., Series 1991-108, Class JB,
            7.67%, 9/25/20.........................................        15,120
   71,000  Federal National Mortgage Assoc., Series G92-38, Class E,
            7.50%, 11/25/20........................................        71,612
   50,000  Federal National Mortgage Assoc., Series 1992-103, Class JA,
            7.50%, 11/25/20........................................        50,776
   12,000  Federal National Mortgage Assoc., Series F92-44, Class D,
            8.00%, 12/25/20........................................        12,336
   82,000  Federal National Mortgage Assoc., Series 1993-91, Class A,
            6.00%, 1/25/21.........................................        81,657
   40,000  Federal National Mortgage Assoc., Series 1991-142, Class PK,
            8.00%, 4/25/21.........................................        40,848
   50,000  Federal National Mortgage Assoc., Series 1991-108, Class J,
            7.00%, 9/25/21.........................................        50,606
   25,957  Federal National Mortgage Assoc., Series 1991-140, Class D,
            6.00%, 10/25/21........................................        25,611
  310,459  Federal National Mortgage Assoc., Series 1994-23, Class A,
            6.00%, 12/25/22........................................       306,663
  168,990  Federal National Mortgage Assoc., Series 1993-27, Class A,
            5.50%, 2/25/23.........................................       164,510
   34,261  Federal National Mortgage Assoc., Series 1993-2251, Class A,
            6.50%, 3/25/23.........................................        34,210
  339,049  Federal National Mortgage Assoc., Series 1994-23, Class G,
            6.00%, 5/25/23.........................................       334,900
   75,237  Federal National Mortgage Assoc., Series 1993-155, Class LA,
            6.50%, 5/25/23.........................................        74,819
  250,000  Federal National Mortgage Assoc., Series 1993-252, Class M,
            6.50%, 5/25/23.........................................       252,708
   20,362  Federal National Mortgage Assoc., Series 1994-42, Class L,
            6.50%, 4/25/24.........................................        20,392
  500,000  General Electric Capital Mortgage Services, Inc.,
            Series 1996-HE2, Class A3, 7.30%, 3/25/12..............       507,685
   85,904  General Electric Capital Mortgage Services, Inc.,
            Series 1993-12, Class A-2, 6.50%, 10/25/23.............        85,305

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- --------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 57,000  General Electric Capital Mortgage Services, Inc., Series
            1994-18,
            Class A3, 7.00%, 8/25/24...............................   $    56,950
   30,000  General Electric Capital Mortgage Services, Inc., Series
            1994-23,
            Class A3, 7.75%, 8/25/24...............................        30,505
  100,000  General Electric Capital Mortgage Services, Inc., Series
            1994-28,
            Class A5, 8.00%, 8/25/24...............................       101,484
  100,000  General Electric Capital Mortgage Services, Inc., Series
            1994-29,
            Class A4, 8.13%, 11/25/24..............................       100,500
   30,000  General Electric Capital Mortgage Services, Inc., Series
            1997-3,
            Class A12, 7.50%, 4/25/27..............................        30,682
  100,000  General Electric Capital Mortgage Services, Inc., Series
            1997-4,
            Class A10, 7.50%, 5/25/27..............................       102,510
  151,000  Housing Securities, Inc.,
            Series 1994-3, Class A4,
            7.25%, 11/25/17........................................       151,962
  500,000  IMC Home Equity Loan Trust,
            Series 1996-3, Class A3,
            7.27%, 4/25/11.........................................       511,045
   69,000  Independent National Mortgage Corp., Series 1995-A,
            Class A4,
            8.75%, 3/25/25.........................................        70,830
  208,000  Independent National Mortgage Corp., Series 1995-D,
            Class A6,
            9.00%, 3/25/25.........................................       211,428
   40,000  Independent National Mortgage Corp., Series 1995-N,
            Class A4,
            7.50%, 10/25/25........................................        40,131
  534,000  Independent National Mortgage Corp., Series 1996-S,
            Class A7,
            7.00%, 5/25/26.........................................       537,797
  150,000  Independent National Mortgage Corp., Series 1994-L,
            Class A6,
            8.00%, 8/25/24.........................................       155,113
   10,000  Independent National Mortgage Corp., Series 1994-O,
            Class A5,
            8.50%, 9/25/24.........................................        10,611
  131,000  Independent National Mortgage Corp., Series 1994-T,
            Class A5,
            8.38%, 11/25/24........................................       135,941
  120,770  Independent National Mortgage Corp., Series 1995-V,
            Class A1,
            7.25%, 2/25/26.........................................       121,368
  100,000  Norwest Asset Securities Corp., Series 1996-3, Class
            A8, 7.25%, 9/25/26.....................................       101,480
  686,635  Norwest Asset Securities Corp., Series 1997-6, Class
            A12, 7.50%, 5/25/27....................................       702,352
   20,101  Prudential Home Mortgage Securities, Series 1989-9,
            Class A1,
            10.00%, 12/25/19.......................................        20,860
   41,000  Prudential Home Mortgage Securities, Series 1992-40,
            Class A13,
            7.00%, 11/25/22........................................        41,077
  160,000  Prudential Home Mortgage Securities, Series 1993-8,
            Class A4,
            7.40%, 3/25/23.........................................       161,769
  446,000  Prudential Home Mortgage Securities, Series 1993-14,
            Class A7,
            6.25%, 5/25/23.........................................       443,569
  213,365  Prudential Home Mortgage Securities, Series 1993-38,
            Class A3,
            6.15%, 9/25/23.........................................       209,972
   49,250  Prudential Home Mortgage Securities, Series 1993-44,
            Class A10,
            6.00%, 11/25/23........................................        48,828
   43,734  Prudential Home Mortgage Securities, Series 1994-15,
            Class A2,
            6.00%, 5/25/24.........................................        43,420
  358,490  Prudential Home Mortgage Securities, Series 1994-15,
            Class A5,
            6.80%, 5/25/24.........................................       355,386
  169,817  Prudential Home Mortgage Securities, Series 1995-1,
            Class A6,
            8.63%, 3/25/25.........................................       171,339
   50,000  Residential Funding Mortgage Securities, Series 1992-S43,
            Class A10, 8.00%, 12/25/22.............................        51,565
  250,000  Residential Funding Mortgage Securities, Series 1993-S28,
            Class A6, 7.00%, 8/25/23...............................       247,220
   38,000  Residential Funding Mortgage Securities, Series 1996-S15,
            Class A11, 7.75%, 6/25/26..............................        38,803
   67,314  Residential Funding Mortgage Securities, Series 1994-S17,
            Class A3, 8.00%, 8/25/24...............................        68,160

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   67,000 Vendee Mortgage Trust,
             Series 1992-1, Class 2E,
             7.75%, 3/15/16.......................................   $    69,130
     13,000 Vendee Mortgage Trust,
             Series 1992-1, Class 2F,
             7.75%, 7/15/17.......................................        13,438
                                                                     -----------
  Total Collateralized Mortgage Obligations                           10,454,238
                                                                     -----------
 CORPORATE BONDS (11.2%):
 Brokerage Services (5.4%):
    335,000 Merrill Lynch & Co., Inc.,
             6.38%, 3/30/99.......................................       336,541
    500,000 Morgan Stanley Group,
             5.75%, 2/15/01.......................................       496,875
    250,000 Smith Barney Holdings, Inc.,
             5.88%, 2/1/01........................................       247,500
                                                                     -----------
                                                                       1,080,916
                                                                     -----------
 Financial Services (5.8%):
    135,000 Associates Corp. of North America, 7.50%, 5/15/99.....       137,287
    250,000 Commercial Credit Co.,
             6.70%, 8/1/99........................................       252,210
    260,000 Ford Motor Credit Corp.,
             7.25%, 5/15/99.......................................       263,874
    500,000 Ford Motor Credit Corp.,
             5.75%, 1/25/01.......................................       496,875
                                                                     -----------
                                                                       1,150,246
                                                                     -----------
  Total Corporate Bonds                                                2,231,162
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (24.5%):
 Federal Home Loan Bank (11.6%):
  2,300,000 7.02%, 7/6/99, Series HA99............................     2,335,811
                                                                     -----------


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp. (9.5%):
 $  332,072 6.00%, 7/1/99, Gold Pool #G50188......................   $   335,044
    282,660 6.50%, 2/1/00, Gold Pool #N92990......................       287,366
  1,286,873 6.50%, 12/1/11, Gold Pool #E20275.....................     1,292,047
                                                                     -----------
                                                                       1,914,457
                                                                     -----------
 Federal National Mortgage Assoc (1.3%):
    250,000 6.45%, 2/14/02,
             Callable 2/14/00 @ 100...............................       251,298
                                                                     -----------
 Government National Mortgage Assoc (2.1%):
     18,450 6.50%, 7/15/23, Pool #350795..........................        18,307
     32,403 7.50%, 3/15/24, Pool #376439..........................        33,233
     20,337 7.00%, 4/20/24, Pool #1655............................        20,468
     33,253 6.50%, 12/15/25, Pool #414856.........................        32,952
    271,205 8.00%, 6/15/26, Pool #423563..........................       281,031
     31,655 7.00%, 11/20/26, Pool #2320...........................        31,862
                                                                     -----------
                                                                         417,853
                                                                     -----------
  Total U.S. Government Agencies                                       4,919,419
                                                                     -----------
 U.S. TREASURY NOTES (3.5%):
    500,000 5.63%, 12/31/99.......................................       500,340
    200,000 6.50%, 5/31/01........................................       205,194
                                                                     -----------
  Total U.S. Treasury Notes                                              705,534
                                                                     -----------
 INVESTMENT COMPANIES (1.7%):
    331,009 American Performance Cash Management Fund.............       331,009
                                                                     -----------
  Total Investment Companies                                             331,009
                                                                     -----------
  Total Investments (Cost $19,760,454)(a)--99.8%                      19,972,075
  Other assets in excess of liabilities 0.2%                              32,754
                                                                     -----------
  Total Net Assets--100.0%                                           $20,004,829
                                                                     ===========

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation................. $272,776
     Unrealized depreciation.................  (61,154)
                                              --------
     Net unrealized appreciation............. $211,622
                                              ========



                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 ASSET BACKED SECURITIES (11.2%):
 $  138,452 Advanta Mortgage Loan Trust,
             Series 1993-3, Class A3,
             4.75%, 2/25/10......................................   $   135,539
  2,128,440 AFC Home Equity Loan Trust,
             Series 1995-3, Class 1A2,
             6.80%, 10/26/26.....................................     2,159,941
    800,457 CoreStates Home Equity Trust,
             Series 1993-2, Class A,
             5.10%, 3/15/09......................................       784,320
  1,500,000 Crown Home Equity Loan Trust, Series 1996-1, Class A3,
             6.81%, 6/25/11......................................     1,527,510
    386,677 Equicon Home Equity Loan Trust, Series 1992-7, Class A,
             5.90%, 9/18/05......................................       385,536
  1,000,000 First Plus Home Loan Trust,
             Series 1996-4, Class A2,
             6.14%, 10/10/08.....................................     1,000,380
  2,050,000 Ford Credit Auto Loan Master Trust, Series 1995-1,
             Class A,
             6.50%, 8/15/02......................................     2,076,445
  1,000,000 Nomura Asset Securities Corp., Series 1995-2, Class 2M,
             7.12%, 1/25/26......................................     1,009,580
                                                                    -----------
  Total Asset Backed Securities                                       9,079,251
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (31.4%):
    300,000 BA Mortgage Securities Inc.,
             Series 1997-3, Class A2,
             7.00%, 12/25/27.....................................       300,945
    140,000 Chemical Mortgage Securities Inc., Series 1996-1,
             Class A4,
             7.00%, 1/25/26......................................       139,356
    100,000 Citicorp Mortgage Securities Inc., Series 1996-1,
             Class A4,
             7.50%, 12/25/26.....................................       101,877
    106,892 Collateralized Mortgage Securities Corp., Series
             1988-6, Class D, 9.05%, 4/20/19.....................       112,144
    117,000 Countrywide Funding Corp.,
             Series 1994-17, Class A7,
             7.88%, 7/25/24......................................       121,019
     80,000 Countrywide Home Loan,
             Series 1997-1, Class A4,
             7.40%, 3/25/27......................................        80,526


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  177,000 Countrywide Home Loan,
             Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................   $   178,342
  2,098,533 Federal Home Loan Mortgage Corp., Series 1538E, 6.00%,
             3/15/05..............................................     2,102,059
     87,134 Federal Home Loan Mortgage Corp., Series 1513, Class P,
             6.50%, 5/15/08.......................................        86,936
    165,682 Federal Home Loan Mortgage Corp., Series 1927, Class N,
             7.50%, 9/15/18.......................................       166,605
  2,000,000 Federal Home Loan Mortgage Corp., Series 1482, Class F,
             6.50%, 5/15/19.......................................     2,016,180
    100,000 Federal Home Loan Mortgage Corp., Series 1332, Class H,
             7.50%, 4/15/20.......................................       102,397
     73,465 Federal Home Loan Mortgage Corp., Series 1038, Class F,
             9.00%, 7/15/20.......................................        74,658
  1,000,000 Federal Home Loan Mortgage Corp., Series 1268, Class G,
             8.00%, 9/15/20.......................................     1,029,500
     25,000 Federal Home Loan Mortgage Corp., Series 1281, Class G,
             8.00%, 9/15/20.......................................        25,760
    130,000 Federal Home Loan Mortgage Corp., Series 1350, Class H,
             7.50%, 3/15/21.......................................       132,798
    101,000 Federal Home Loan Mortgage Corp., Series 1383, Class E,
             7.50%, 3/15/21.......................................       103,343
     43,000 Federal Home Loan Mortgage Corp., Series 1128, Class IB,
             7.00%, 8/15/21.......................................        43,050
     50,000 Federal Home Loan Mortgage Corp., Series 1281, Class I,
             8.00%, 5/15/22.......................................        53,835
     71,000 Federal Home Loan Mortgage Corp., Series 1310, Class J,
             8.00%, 6/15/22.......................................        76,663
     42,000 Federal Home Loan Mortgage Corp., Series 1754, Class CA,
             8.50%, 11/15/22......................................        44,162
    267,785 Federal Home Loan Mortgage Corp., Series 1502, Class K,
             6.25%, 12/15/22......................................       267,440


                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 ---------  -------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  111,000 Federal Home Loan Mortgage Corp., Series 1856, Class B,
             7.50%, 3/15/23........................................   $   113,209
    148,635 Federal Home Loan Mortgage Corp., Series 1663, Class A,
             7.00%, 7/15/23........................................       149,363
     98,000 Federal Home Loan Mortgage Corp., Series 1665, Class M,
             6.50%, 1/15/24........................................        97,898
     40,000 Federal Home Loan Mortgage Corp., Series 1853, Class B,
             7.50%, 4/15/24........................................        40,957
    100,000 Federal Home Loan Mortgage Corp., Series 1723, Class PN,
             7.00%, 5/15/24........................................       101,080
     34,000 Federal National Mortgage Assoc., Series 1992-7, Class E,
             8.00%, 6/25/08........................................        35,913
     50,000 Federal National Mortgage Assoc., Series 1991-147,
             Class LD,
             7.00%, 10/25/08.......................................        50,681
    128,000 Federal National Mortgage Assoc., Series 1992-202,
             Class H,
             7.50%, 5/25/19........................................       131,069
    189,209 Federal National Mortgage Assoc., Series X-G2A, Class O,
             8.00%, 5/25/19........................................       192,812
     20,000 Federal National Mortgage Assoc., Series 1992-188,
             Class PJ,
             7.50%, 10/25/19.......................................        21,004
     28,968 Federal National Mortgage Assoc., Series 1992-123,
             Class C,
             7.50%, 11/25/19.......................................        28,894
  1,000,000 Federal National Mortgage Assoc., Series 1993-102,
             Class G,
             6.25%, 1/25/20........................................     1,005,490
     67,624 Federal National Mortgage Assoc., Series 1990-62, Class G,
             9.00%, 6/25/20........................................        70,782
     24,000 Federal National Mortgage Assoc., Series 1991-162,
             Class E,
             7.50%, 9/25/20........................................        24,319
     92,000 Federal National Mortgage Assoc., Series 1992-177,
             Class CB,
             7.50%, 2/25/21........................................        93,491

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   50,000 Federal National Mortgage Assoc., Series 1993-2, Class PH,
             7.35%, 3/25/21.......................................   $    50,979
     69,000 Federal National Mortgage Assoc., Series 1992-132,
             Class PL,
             8.00%, 3/25/21.......................................        70,931
     48,994 Federal National Mortgage Assoc., Series G-7, Class E,
             8.90%, 3/25/21.......................................        51,580
     25,000 Federal National Mortgage Assoc., Series G97-1, Class A3,
             7.00%, 5/20/21.......................................        25,045
     50,000 Federal National Mortgage Assoc., Series 1991-66, Class J,
             8.13%, 6/25/21.......................................        51,853
    207,000 Federal National Mortgage Assoc., Series X-89A, Class B,
             8.00%, 9/25/21.......................................       213,206
     61,847 Federal National Mortgage Assoc., Series D-32, Class L,
             8.00%, 10/25/21......................................        63,774
     62,671 Federal National Mortgage Assoc., Series G-32, Class N,
             8.10%, 10/25/21......................................        64,688
     50,000 Federal National Mortgage Assoc., Series 1993-2, Class PK,
             7.50%, 2/25/22.......................................        50,758
     30,000 Federal National Mortgage Assoc., Series 1996-22,
             Class C,
             7.25%, 2/25/24.......................................        30,381
    500,000 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................       514,485
  1,474,244 General Electric Capital Mortgage Services, Inc.,
             Series 1995-HE1, Class A2, 6.90%, 2/25/10............     1,498,098
    893,404 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2, 6.50%, 10/25/23...........       887,168
     55,562 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 6.25%, 12/25/23............        55,351
     68,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-23, Class A3, 7.75%, 8/25/24.............        69,145

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   45,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 7.75%, 8/25/24.............  $    46,111
     50,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A3, 8.00%, 11/25/24............       50,576
    400,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3,
             Class A9, 7.50%, 4/25/27.............................      407,015
    200,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3,
             Class A4, 7.50%, 4/25/27.............................      202,123
     55,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3,
             Class A8, 7.50%, 4/25/27.............................       56,246
    600,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4,
             Class A10, 7.50%, 5/25/27............................      615,062
     68,000 Government National Mortgage Assoc., Series 1994-6,
             Class G, 7.99%, 12/16/19.............................       69,981
    161,000 Government National Mortgage Assoc., Series 1996-7,
             Class C, 7.50%, 2/16/23..............................      165,647
    300,000 Headlands Mortgage Securities, Series 1997-1, Class AI10,
             7.75%, 3/25/27.......................................      308,525
  1,000,000 IMC Home Equity Loan Trust, Series 1996-3, Class A3,
             7.27%, 4/25/11.......................................    1,022,090
    661,000 Independent National Mortgage Corp., Series 1995-A,
             Class A4, 8.75%, 3/25/25.............................      678,530
    628,000 Independent National Mortgage Corp., Series 1995-D,
             Class A6, 9.00%, 3/25/25.............................      638,349
    112,000 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25............................      112,366
    144,079 Independent National Mortgage Corp., Series 1995-Q,
             Class A5, 7.25%, 11/25/25............................      144,946
     50,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5, 7.13%, 1/25/26.............................       50,478

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  277,031 Independent National Mortgage Corp., Series 1996-S,
             Class A2, 6.93%, 5/25/26.............................  $   277,335
    100,000 Independent National Mortgage Corp., Series 1996-S,
             Class A7, 7.00%, 5/25/26.............................      100,711
    125,000 Norwest Asset Securities Corp., Series 1997-2, Class A7,
             7.70%, 3/25/27.......................................      128,997
    429,147 Norwest Asset Securities Corp., Series 1997-6, Class A12,
             7.50%, 5/25/27.......................................      438,970
     50,000 PNC Mortgage Securities Corp., Series 1996-1, Class A18,
             7.38%, 6/25/26.......................................       50,949
    181,000 Prudential Home Mortgage Securities, Series 1992-50,
             Class A5, 7.63%, 2/25/23.............................      182,490
    115,000 Prudential Home Mortgage Securities, Series 1993-8,
             Class A4, 7.40%, 3/25/23.............................      116,272
    115,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A11, 7.49%, 6/25/23............................      115,758
    535,283 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3, 6.15%, 9/25/23.............................      526,772
    131,000 Prudential Home Mortgage Securities, Series 1993-44,
             Class A17, 6.00%, 11/25/23...........................      123,236
  1,433,960 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24.............................    1,421,542
     45,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A6, 7.50%, 5/25/24.............................       45,058
    500,000 Prudential Home Mortgage Securities, Series 1994-21,
             Class A8, 7.80%, 6/25/24.............................      521,370
     65,000 Prudential Home Mortgage Securities, Series 1994-27,
             Class A5, 8.25%, 9/25/24.............................       68,107
    265,000 Residential Funding Mortgage Securities, Series 1992-S36,
             Class A4, 6.75%, 11/25/07............................      264,751

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                             VALUE
 ---------  -----------------------------------------------------     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  850,000 Residential Funding Mortgage Securities, Series 1993-S28,
             Class A6, 7.00%, 8/25/23............................     $   840,548
     75,000 Residential Funding Mortgage Securities, Series 1995-S11,
             Class A13, 7.40%, 9/25/25...........................          76,178
     68,000 Residential Funding Mortgage Securities, Series 1996-S14,
             Class A15, 7.50%, 5/25/26...........................          69,741
    242,000 Residential Funding Mortgage Securities, Series 1996-S16,
             Class A9, 7.75%, 7/25/26............................         247,049
    100,000 Residential Funding Mortgage Securities, Series 1996-S16,
             Class A10, 8.00%, 7/25/26...........................         102,832
    700,000 Residential Funding Mortgage Securities, Series 1997-S2,
             Class A2, 7.50%, 1/25/27............................         715,108
    700,000 Residential Funding Mortgage Securities, Series 1997-S13,
             Class A2, 7.25%, 9/25/27............................         710,314
    162,000 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21......................................         172,534
    202,603 Salomon Brothers Mortgage Securities, Series 1987-1,
             Class A, 8.50%, 1/25/17.............................         208,458
    292,000 Vendee Mortgage Trust, Series 1992-2, Class F,
             7.00%, 2/15/18......................................         298,433
                                                                      -----------
  Total Collateralized Mortgage Obligations                            25,605,557
                                                                      -----------
 CORPORATE BONDS (27.0%):
 Banking (2.6%):
  1,000,000 BankAmerica Corp., 7.75%, 7/15/02....................       1,058,750
  1,000,000 First Chicago NBD Bancorp,
             7.25%, 8/15/04......................................       1,046,250
                                                                      -----------
                                                                        2,105,000
                                                                      -----------
 Brokerage Services (7.2%):
    500,000 Bear Stearns Co., Inc.,
             6.75%, 8/15/00......................................         508,750
  2,000,000 Bear Stearns Co., Inc.,
             6.75%, 4/15/03......................................       2,030,000
  1,500,000 Merrill Lynch & Co., Inc.,
             6.64%, 9/19/02......................................       1,524,375

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 $1,000,000 Smith Barney Holdings, Inc.,
             6.63%, 6/1/00.......................................   $ 1,013,750
    750,000 Smith Barney Holdings, Inc.,
             6.88%, 6/15/05......................................       771,563
                                                                    -----------
                                                                      5,848,438
                                                                    -----------
 Financial Services (7.9%):
  2,100,000 CNA Financial Corp.,
             6.25%, 11/15/03.....................................     2,092,125
  2,000,000 Commercial Credit Co.,
             6.38%, 9/15/02......................................     2,022,500
    400,000 General Motors Acceptance Corp., 6.30%, 6/11/98......       400,512
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......     1,017,500
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....     1,015,000
                                                                    -----------
                                                                      6,547,637
                                                                    -----------
 Food Products & Services (4.3%):
  2,200,000 Grand Metropolitan Investment, 8.62%, 8/15/01........     2,373,250
  1,000,000 McCormick & Co., 8.95%, 7/1/01.......................     1,087,500
                                                                    -----------
                                                                      3,460,750
                                                                    -----------
 Leasing (3.7%):
  1,500,000 Hertz Corp., 6.00%, 1/15/03..........................     1,473,750
  1,500,000 International Lease Finance Corp., 6.50%, 8/15/99....     1,508,925
                                                                    -----------
                                                                      2,982,675
                                                                    -----------
 Pharmaceuticals (0.6%):
    500,000 American Home Products Corp., 6.50%, 10/15/02........       505,625
                                                                    -----------
 Telecommunications (0.7%):
    500,000 COMSAT Corp., 8.95%, 5/15/01.........................       541,250
                                                                    -----------
  Total Corporate Bonds                                              21,991,375
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (4.2%):
 Georgia (1.2%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project,
             Recreational Facilities Improvements, 7.00%,
             12/1/28, Callable 12/1/07 @ 102, Insured by: FSA....     1,003,750
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 Louisiana (2.5%):
 $1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A,
             6.45%, 2/1/05, Insured by: FGIC.....................   $ 1,015,000
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A,
             6.50%, 2/1/06, Insured by: FGIC.....................     1,012,500
                                                                    -----------
                                                                      2,027,500
                                                                    -----------
 Wisconsin (0.5%):
    400,000 Wisconsin State GO, Series D, 6.90%, 11/1/11,
             Callable 11/1/08 @ 100..............................       409,000
                                                                    -----------
  Total Taxable Municipal Bonds                                       3,440,250
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (20.3%):
 Federal Home Loan Mortgage Corp. (5.3%):
    352,150 8.00%, 7/1/99, Gold Pool #M80108.....................       358,862
    289,193 7.00%, 10/1/07, Gold Pool #E40422....................       293,973
  3,676,781 6.50%, 12/1/11, Gold Pool #E20275....................     3,691,562
                                                                    -----------
                                                                      4,344,397
                                                                    -----------
 Federal National Mortgage Assoc (3.1%):
    755,237 5.00%, 2/1/09, Pool #266453..........................       720,254
    449,638 7.68%, 11/1/22, Pool #188965.........................       465,092
    575,462 7.77%, 11/1/22, Pool #189916.........................       593,082
    719,277 8.39%, 7/1/23, Pool #224951..........................       746,250
                                                                    -----------
                                                                      2,524,678
                                                                    -----------
 Government National Mortgage Assoc (11.9%):
      7,887 9.00%, 11/15/01, Pool #194441........................         8,248
     34,941 9.00%, 8/15/03, Pool #229571.........................        36,544
     24,245 9.00%, 12/15/04, Pool #284008........................        25,472
     68,456 9.00%, 1/15/05, Pool #247502.........................        71,921
     55,365 9.00%, 3/15/06, Pool #299211.........................        58,168
    151,217 9.00%, 12/15/06, Pool #316045........................       158,289
    405,788 7.50%, 6/15/07, Pool #329595.........................       420,117



  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 $  798,320 6.00%, 1/15/09, Pool #371901.........................   $   792,308
     14,260 10.00%, 2/15/19, Pool #269976........................        15,452
    191,983 8.00%, 11/15/21, Pool #308330........................       198,680
    110,278 8.00%, 2/15/22, Pool #319029.........................       114,018
    212,510 8.00%, 5/15/23, Pool #343406.........................       220,020
    165,167 8.00%, 10/20/24, Pool #1884..........................       170,283
     32,080 8.00%, 2/20/26, Pool #2171...........................        33,086
    932,591 7.00%, 3/15/26, Pool #419128.........................       942,738
     63,125 8.00%, 3/20/26, Pool #2187...........................        65,111
    292,960 8.00%, 4/20/26, Pool #2205...........................       302,138
  1,375,123 8.00%, 5/20/26, Pool #2219...........................     1,418,399
  1,811,069 8.00%, 6/15/26, Pool #423563.........................     1,876,684
  2,577,769 8.00%, 6/15/26, Pool #426149.........................     2,670,749
     24,267 7.00%, 3/20/27, Pool #2394...........................        24,426
                                                                    -----------
                                                                      9,622,851
                                                                    -----------
  Total U.S. Government Agencies                                     16,491,926
                                                                    -----------
 U.S. TREASURY BONDS (2.5%):
  2,000,000 6.13%, 11/15/27......................................     2,058,360
                                                                    -----------
  Total U.S. Treasury Bonds                                           2,058,360
                                                                    -----------
 U.S. TREASURY NOTES (2.5%):
    900,000 8.00%, 8/15/99.......................................       930,447
  1,000,000 8.88%, 5/15/00.......................................     1,068,320
                                                                    -----------
  Total U.S. Treasury Notes                                           1,998,767
                                                                    -----------
 INVESTMENT COMPANIES (3.1%):
  2,510,392 American Performance Cash Management Fund............     2,510,392
                                                                    -----------
  Total Investment Companies                                          2,510,392
                                                                    -----------
  Total Investments (Cost $81,811,103)(a)--102.2%                    83,175,878
  Liabilities in excess of other assets (2.2)%                       (1,780,781)
                                                                    -----------
  Total Net Assets--100.0%                                          $81,395,097
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $1,555,822
     Unrealized depreciation...............   (191,050)
                                            ----------
     Net unrealized appreciation........... $1,364,772
                                            ==========

FGIC -- Financial Guaranty Insurance Corporation

FSA -- Financial Security Assurance



                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 ASSET BACKED SECURITIES (3.5%):
 $1,000,000 Crown Home Equity Loan Trust, Series 1996-1, Class A3,
             6.81%, 6/25/11......................................   $ 1,018,340
    131,000 Norwest Asset Securities Corp., Series 1996-4, Class A3,
             7.75%, 9/25/26......................................       134,967
    500,000 UCFC Home Equity Loan, Series 1996-D1, Class A4,
             6.78%, 2/15/16......................................       507,800
                                                                    -----------
  Total Asset Backed Securities                                       1,661,107
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (35.8%):
    800,000 BA Mortgage Securities Inc., Series 1997-3, Class A2,
             7.00%, 12/25/27.....................................       802,520
    100,000 Chase Mortgage Finance Corp., Series 1994-L, Class 2A9,
             7.50%, 11/25/25.....................................       102,185
     75,000 Chemical Mortgage Securities, Inc., Series 1996-1,
             Class A6,
             8.00%, 1/25/26......................................        77,796
    200,000 Citicorp Mortgage Securities, Inc., Series 1997-1,
             Class A2,
             7.25%, 2/25/27......................................       200,626
     22,555 Collateralized Mortgage Securities Corp., Series
             1991-3, Class I, 8.55%, 8/20/20.....................        22,611
      3,480 Countrywide Funding Corp., Series 1994-12, Class A5,
             7.00%, 10/25/14.....................................         3,480
    107,000 Countrywide Funding Corp., Series 1994-17, Class A6,
             7.63%, 7/25/24......................................       110,210
    123,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24......................................       127,225
     30,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24......................................        31,652
     56,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27......................................        56,424
    171,000 Federal Home Loan Mortgage Corp., Series 1281, Class I,
             8.00%, 5/15/22......................................       184,114

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  144,192 Federal Home Loan Mortgage Corp., Series 1502, Class K,
             6.25%, 12/15/22......................................  $   144,006
    819,311 Federal Home Loan Mortgage Corp., Series 1514, Class I,
             6.50%, 2/15/23.......................................      818,860
     40,000 Federal Home Loan Mortgage Corp., Series 1753, Class CB,
             8.13%, 5/15/23.......................................       41,686
     74,317 Federal Home Loan Mortgage Corp., Series 1663, Class A,
             7.00%, 7/15/23.......................................       74,682
     39,000 Federal Home Loan Mortgage Corp., Series 1853, Class B,
             7.50%, 4/15/24.......................................       39,933
     84,000 Federal Home Loan Mortgage Corp., Series 1847, Class B,
             7.50%, 7/15/24.......................................       86,031
     50,000 Federal Home Loan Mortgage Corp., Series 54, Class C,
             7.75%, 3/18/25.......................................       53,013
     54,385 Federal National Mortgage Assoc., Series 1992-81,
             Class ZA,
             7.50%, 1/25/21.......................................       54,659
     85,000 Federal National Mortgage Assoc., Series 1992-118,
             Class PJ,
             7.50%, 2/25/21.......................................       87,606
     88,000 Federal National Mortgage Assoc., Series 1992-168,
             Class KA,
             7.50%, 11/25/21......................................       91,580
    100,000 Federal National Mortgage Assoc., Series 1992-88,
             Class L,
             8.00%, 12/25/21......................................      105,631
    500,000 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................      514,485
    500,000 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA5, 7.70%, 7/25/27......................      511,931
     52,000 Fund America Investors Corp., Series 1991-1, Class K,
             7.95%, 10/20/21......................................       52,197
  1,200,000 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3, 7.30%, 3/25/12............    1,218,444
     99,672 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13, 6.50%, 12/25/23...........       99,243

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   97,134 General Electric Capital Mortgage Services, Inc.,
             Series 1994-13, Class A7, 6.50%, 4/25/24.............  $    96,488
     46,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A9, 8.63%, 11/25/24............       49,145
    175,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5,
             Class A6, 7.50%, 8/25/25.............................      178,481
    400,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3,
             Class A9, 7.50%, 4/25/27.............................      407,015
    396,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3,
             Class A12, 7.50%, 4/25/27............................      405,001
    129,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4,
             Class A10, 7.50%, 5/25/27............................      132,238
     70,000 Government National Mortgage Assoc., Series 1996-15,
             Class CA, 7.50%, 1/20/24.............................       70,862
     50,000 Government National Mortgage Assoc., Series 1996-15,
             Class H, 7.50%, 8/16/26..............................       52,230
     58,000 Government National Mortgage Assoc., Series 1996-20,
             Class J, 7.50%, 9/20/26..............................       60,404
    250,000 Headlands Mortgage Securities, Series 1997-1, Class
             AI10,
             7.75%, 3/25/27.......................................      257,104
    500,000 Headlands Mortgage Securities, Series 1997-5, Class A17,
             7.25%, 11/25/27......................................      506,988
     54,000 Independent National Mortgage Corp., Series 1995-A,
             Class A4, 8.75%, 3/25/25.............................       55,432
     52,000 Independent National Mortgage Corp., Series 1994-L,
             Class A9, 8.00%, 8/25/24.............................       54,315
     37,000 Independent National Mortgage Corp., Series 1994-N,
             Class A7, 8.25%, 10/25/24............................       38,259
    106,000 Independent National Mortgage Corp., Series 1994-U,
             Class A10, 8.75%, 12/25/24...........................      112,429

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  100,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6, 7.13%, 2/25/26.............................  $   100,845
    875,274 Merrill Lynch Trust, Series 45,
             Class F, 9.10%, 9/20/14..............................      897,873
    210,000 Norwest Asset Securities Corp., Series 1997-2, Class A7,
             7.70%, 3/25/27.......................................      216,715
  1,716,587 Norwest Asset Securities Corp., Series 1997-6, Class A12,
             7.50%, 5/25/27.......................................    1,755,881
    176,000 Norwest Asset Securities Corp., Series 1997-6, Class A2,
             7.75%, 5/25/27.......................................      181,452
    100,000 Paine Webber Mortgage Acceptance Corp., Series 1994-
             5A, Class A4, 8.13%, 7/25/24.........................      103,644
  1,500,000 Prudential Home Mortgage Securities, Series 1994-21,
             Class A8, 7.80%, 6/25/24.............................    1,564,110
     82,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22............................       84,463
    119,000 Prudential Home Mortgage Securities, Series 1993-22,
             Class A11, 6.50%, 7/25/23............................      117,827
    217,000 Prudential Home Mortgage Securities, Series 1993-51,
             Class A9, 6.00%, 12/25/23............................      205,182
    100,000 Residential Funding Mortgage Securities, Series 1992-S43,
             Class A10, 8.00%, 12/25/22...........................      103,131
    500,000 Residential Funding Mortgage Securities, Series 1993-S28,
             Class A6, 7.00%, 8/25/23.............................      494,440
    375,000 Residential Funding Mortgage Securities, Series 1995-S11,
             Class A11, 6.00%, 9/25/25............................      344,280
     50,000 Residential Funding Mortgage Securities, Series 1995-S11,
             Class A10, 7.75%, 9/25/25............................       52,058
    200,000 Residential Funding Mortgage Securities, Series 1996-S15,
             Class A14, 8.00%, 9/25/25............................      211,221
    100,000 Residential Funding Mortgage Securities, Series 1996-S15,
             Class A11, 7.75%, 6/25/26............................      102,112

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $1,000,000 Residential Funding Mortgage Securities, Series 1997-S2,
             Class A2, 7.50%, 1/25/27............................   $ 1,021,584
  1,000,000 Residential Funding Mortgage Securities, Series 1997-S13,
             Class A2, 7.25%, 9/25/27............................     1,014,734
     76,000 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21......................................        80,942
                                                                    -----------
  Total Collateralized Mortgage Obligations                          16,841,715
                                                                    -----------
 CORPORATE BONDS (27.8%):
 Automotive (1.2%):
    500,000 General Motors Corp.,
             7.70%, 4/15/16......................................       548,125
                                                                    -----------
 Banking (3.3%):
  1,500,000 BankAmerica Corp., 7.13%, 5/12/05....................     1,561,875
                                                                    -----------
 Brokerage Services (4.0%):
  1,000,000 Merrill Lynch & Co., Inc.,
             8.00%, 2/1/02.......................................     1,065,000
    800,000 Smith Barney Holdings, Inc.,
             6.88%, 6/15/05......................................       823,000
                                                                    -----------
                                                                      1,888,000
                                                                    -----------
 Financial Services (10.1%):
  1,000,000 Associates Corp. of North America, 7.50%, 4/15/02....     1,047,500
  1,000,000 CNA Financial Corp.,
             7.25%, 11/15/23.....................................     1,026,250
  1,050,000 Ford Motor Credit Corp.,
             7.75%, 3/15/05......................................     1,130,063
    500,000 General Electric Capital Corp., 7.50%, 6/15/09.......       555,000
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......     1,017,500
                                                                    -----------
                                                                      4,776,313
                                                                    -----------
 Leasing (2.2%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01..........................     1,031,250
                                                                    -----------
 Office Equipment & Services (2.3%):
  1,000,000 Xerox Corp., 8.13%, 4/15/02..........................     1,072,500
                                                                    -----------
 Retail (2.3%):
  1,000,000 May Department Stores, 8.38%, 10/1/22, Callable
             10/1/02 @ 104.......................................     1,077,500
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Telecommunications (2.4%):
 $1,000,000 Alltel Corp., 7.00%, 3/15/16.........................   $ 1,031,250
    100,000 MCI Communications Corp.,
             7.13%, 1/20/00......................................       101,750
                                                                    -----------
                                                                      1,133,000
                                                                    -----------
  Total Corporate Bonds                                              13,088,563
                                                                    -----------
 MEDIUM TERM NOTES (0.9%):
    400,000 Beneficial Corp., 7.75%, 3/1/99......................       406,596
                                                                    -----------
  Total Medium Term Notes                                               406,596
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (8.1%):
 Colorado (2.7%):
  1,195,000 Boulder County, Series B,
             7.63%, 9/1/21, Callable 9/1/07 @ 100, Insured by:
             AMBAC...............................................     1,224,875
                                                                    -----------
 Georgia (2.1%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project,
             Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable
             12/1/07 @ 102, Insured by: FSA......................     1,003,750
                                                                    -----------
 Illinois (0.3%):
    150,000 Springfield, 7.50%, 2/1/12, Callable 2/1/05 @ 100,
             Insured by: AMBAC...................................       156,750
                                                                    -----------
 Virginia (1.0%):
    500,000 Portsmouth GO, 6.63%, 7/15/14, Callable 7/15/07 @
             102.................................................       492,500
                                                                    -----------
 Wisconsin (2.0%):
    500,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05 @
             102.................................................       518,750
    415,000 Wisconsin State GO, Series D, 6.90%, 11/1/11, Callable
             11/1/08 @ 100.......................................       424,338
                                                                    -----------
                                                                        943,088
                                                                    -----------
  Total Taxable Municipal Bonds                                       3,820,963
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (14.0%):
 Federal Home Loan Mortgage Corp. (5.9%):
  2,757,586 6.50%, 12/1/11, Gold Pool #E20275....................     2,768,671
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc (8.1%):
 $   25,893 10.50%, 11/15/15, Pool #268347........................   $    28,579
     80,558 11.00%, 2/15/16, Pool #279067.........................        90,300
     69,067 9.00%, 1/15/20, Pool #280664..........................        75,197
     65,291 9.00%, 10/15/20, Pool #289412.........................        71,085
    242,627 9.00%, 7/15/21, Pool #308511..........................       263,704
    576,438 7.00%, 9/15/23, Pool #347688..........................       582,594
    901,805 7.50%, 11/15/23, Pool #354701.........................       925,090
    811,006 7.50%, 12/15/25, Pool #401510.........................       832,125
    870,871 8.00%, 5/15/26, Pool #428480..........................       902,510
     52,076 8.00%, 6/15/26, Pool #426149..........................        53,955
                                                                     -----------
                                                                       3,825,139
                                                                     -----------
  Total U.S. Government Agencies                                       6,593,810
                                                                     -----------
 U.S. TREASURY BONDS (7.4%):
  1,000,000 7.63%, 2/15/25........................................     1,215,100
    200,000 6.63%, 2/15/27........................................       217,522
  2,000,000 6.13%, 11/15/27.......................................     2,058,360
                                                                     -----------
  Total U.S. Treasury Bonds                                            3,490,982
                                                                     -----------
 U.S. TREASURY NOTES (1.3%):
    550,000 6.25%, 8/31/02........................................       562,810
                                                                     -----------
  Total U.S. Treasury Notes                                              562,810
                                                                     -----------


  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 INVESTMENT COMPANIES (4.8%):
 2,257,570 American Performance Cash Management Fund.............   $ 2,257,570
                                                                    -----------
  Total Investment Companies                                          2,257,570
                                                                    -----------
  Total Investments (Cost $47,294,341)(a)--103.6%                    48,724,116
  Liabilities in excess of other assets (3.6)%                       (1,689,799)
                                                                    -----------
  Total Net Assets--100.0%                                          $47,034,317
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $1,469,543
     Unrealized depreciation...............    (39,768)
                                            ----------
     Net unrealized appreciation........... $1,429,775
                                            ==========

AMBAC -- AMBAC Indemnity Corporation

FSA -- Financial Security Assurance

GO -- General Obligations Bond




                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (51.6%):
 Airlines (0.5%):
   1,800   Delta Air Lines, Inc...................................   $   203,513
                                                                     -----------
 Apparel (0.1%):
   1,100   Nautica Enterprises, Inc.(b)...........................        31,694
                                                                     -----------
 Audio/Video Products (0.1%):
   1,250   Harman International Industries, Inc. .................        58,125
                                                                     -----------
 Automotive Parts (1.3%):
   3,300   Eaton Corp.............................................       317,007
   2,700   SPX Corp.(b)...........................................       201,656
                                                                     -----------
                                                                         518,663
                                                                     -----------
 Banking (3.8%):
   2,500   BankBoston Corp. ......................................       249,219
   5,200   Chase Manhattan Corp...................................       645,124
   7,500   First Union Corp.......................................       395,156
   3,300   NationsBank Corp. .....................................       226,050
                                                                     -----------
                                                                       1,515,549
                                                                     -----------
 Beverages (1.6%):
   9,200   Coca-Cola Co. .........................................       631,925
                                                                     -----------
 Building Materials (0.6%):
   4,200   USG Corp.(b)...........................................       229,425
                                                                     -----------
 Chemicals (2.6%):
   6,400   E.I. du Pont de Nemours & Co...........................       392,400
   3,900   W.R. Grace & Co........................................       327,356
   7,400   Witco Corp. ...........................................       294,613
                                                                     -----------
                                                                       1,014,369
                                                                     -----------
 Computer Software (1.7%):
   7,800   Microsoft Corp.(b).....................................       661,050
                                                                     -----------
 Computers (0.7%):
   2,000   Dell Computer Corp.(b).................................       279,750
                                                                     -----------
 Computers & Peripherals (1.1%):
   2,000   Cisco Systems, Inc.(b).................................       131,750
   2,800   International Business Machines Corp. .................       292,425
                                                                     -----------
                                                                         424,175
                                                                     -----------
 Cosmetics/Personal Care (2.1%):
   7,300   Kimberly-Clark Corp....................................       406,519
   4,800   Procter & Gamble Co. ..................................       407,700
                                                                     -----------
                                                                         814,219
                                                                     -----------
 Diversified Manufacturing Operations (2.4%):
   8,400   General Electric Co. ..................................       653,100
   8,700   ITT Industries, Inc....................................       297,975
                                                                     -----------
                                                                         951,075
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Electronics (0.1%):
   2,675   CHS Electronics, Inc.(b)...............................   $    55,172
                                                                     -----------
 Engineering (0.1%):
   2,000   Dycom Industries, Inc.(b)..............................        51,000
                                                                     -----------
 Entertainment (0.9%):
   3,200   The Walt Disney Co.....................................       358,200
                                                                     -----------
 Financial Services (3.1%):
   6,000   Federal Home Loan Mortgage Corp........................       283,500
   2,800   Household International, Inc...........................       363,650
   2,737   Paychex, Inc. .........................................       141,298
   1,075   The Money Store, Inc. .................................        26,808
   7,000   Travelers Group, Inc. .................................       390,249
                                                                     -----------
                                                                       1,205,505
                                                                     -----------
 Health Care (1.7%):
   1,300   Access Health, Inc.(b).................................        47,125
   1,000   Capital Senior Living Corp.(b).........................        12,813
   2,650   Concentra Managed Care, Inc.(b)........................        90,928
   2,893   FPA Medical Management, Inc.(b)........................        66,901
   5,300   Johnson & Johnson......................................       400,149
   1,800   Orthodontic Centers Of America, Inc.(b)................        34,763
                                                                     -----------
                                                                         652,679
                                                                     -----------
 Insurance (3.3%):
   1,050   Amerin Corp.(b)........................................        30,713
   2,400   Cigna Corp.............................................       458,400
   1,600   FPIC Insurance Group, Inc.(b)..........................        46,400
   5,700   Hartford Financial Services Group......................       560,024
   4,600   Torchmark Corp. .......................................       214,188
                                                                     -----------
                                                                       1,309,725
                                                                     -----------
 Manufacturing--Diversified (0.8%):
   6,300   Tyco International Ltd.................................       319,725
                                                                     -----------
 Medical Services (0.2%):
   1,700   Hologic, Inc.(b).......................................        38,888
   4,125   Prime Medical Services, Inc.(b)........................        51,562
                                                                     -----------
                                                                          90,450
                                                                     -----------
 Oil & Gas--Equipment & Services (0.1%):
   2,200   American Oilfield Divers, Inc.(b)......................        26,125
   1,325   Tuboscope Vetco International Corp.(b).................        25,920
                                                                     -----------
                                                                          52,045
                                                                     -----------
 Oil & Gas Exploration (0.1%):
   1,400   Newfield Exploration Co.(b)............................        33,600
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oil--Intergrated Companies (3.5%):
   4,600   Exxon Corp.............................................   $   293,825
   5,600   Pennzoil Co............................................       374,850
   6,700   Royal Dutch Petroleum--New York Shares.................       363,894
   8,400   Sun Co., Inc...........................................       335,475
                                                                     -----------
                                                                       1,368,044
                                                                     -----------
 Pharmaceuticals (3.7%):
   5,300   Bristol-Myers Squibb Co................................       530,993
   1,050   Cardinal Health, Inc...................................        85,969
   2,000   ChiRex, Inc.(b)........................................        30,750
   3,900   Merck & Co., Inc.......................................       497,493
   3,500   Pfizer, Inc............................................       309,750
                                                                     -----------
                                                                       1,454,955
                                                                     -----------
 Printing & Publishing (0.8%):
   4,900   Times Mirror Co........................................       301,656
                                                                     -----------
 Real Estate (0.7%):
     550   Bay Apartment Communities, Inc.........................        20,797
  13,800   Catellus Development Corp.(b)..........................       250,125
                                                                     -----------
                                                                         270,922
                                                                     -----------
 Recreation (0.1%):
   1,400   Family Golf Centers, Inc.(b)...........................        47,075
                                                                     -----------
 Restaurants (0.3%):
   1,800   Apple South, Inc.......................................        24,525
   1,325   Landry's Seafood Restaurants(b)........................        35,113
   1,500   Showbiz Pizza Time, Inc.(b)............................        43,500
                                                                     -----------
                                                                         103,138
                                                                     -----------
 Retail (2.4%):
   5,100   CVS Corp...............................................       377,718
   5,400   Home Depot, Inc........................................       344,588
   1,287   Petco Animal Supplies, Inc.(b).........................        18,420
     950   Proffitt's, Inc.(b)....................................        32,181
   2,400   Stage Stores, Inc.(b)..................................       100,800
   1,525   The Men's Wearhouse, Inc.(b)...........................        55,091
                                                                     -----------
                                                                         928,798
                                                                     -----------
 Semiconductors (1.5%):
   5,000   Intel Corp.............................................       448,437
   1,800   QLogic Corp.(b)........................................        72,225
   2,850   Semtech Corp.(b).......................................        81,938
                                                                     -----------
                                                                         602,600
                                                                     -----------
 Shipbuilding (0.0%):
     975   Halter Marine Group, Inc.(b)...........................        19,134
                                                                     -----------


  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Steel (0.9%):
    7,300  Carpenter Technology Corp.............................   $   345,381
                                                                    -----------
 Telecommunications (4.4%):
    7,100  Airtouch Communications, Inc.(b)......................       319,056
    3,300  AT&T Corp.............................................       200,888
    4,200  Bell Atlantic Corp....................................       376,949
    2,400  Boston Communication Group, Inc.(b)...................        21,300
    4,675  LCC International, Inc.(b)............................        59,022
    3,700  Lucent Technologies, Inc..............................       400,987
    2,275  Smartalk Teleservices, Inc.(b)........................        76,497
    7,000  Worldcom, Inc.(b).....................................       267,313
                                                                    -----------
                                                                      1,722,012
                                                                    -----------
 Tobacco & Tobacco Product (0.8%):
    2,000  Consolidated Cigar Holdings, Inc.(b)..................        46,375
      100  General Cigar Holdings, Inc.(b).......................         1,663
    5,800  Philip Morris Cos., Inc...............................       251,937
                                                                    -----------
                                                                        299,975
                                                                    -----------
 Transportation (0.2%):
    3,100  Arkansas Best Corp.(b)................................        34,875
    1,500  Offshore Logistics, Inc.(b)...........................        26,438
                                                                    -----------
                                                                         61,313
                                                                    -----------
 Transportation Leasing & Trucking (0.1%):
    1,550  Motivepower Industries, Inc.(b).......................        41,366
                                                                    -----------
 Utilities--Electric (1.9%):
    8,700  AES Corp.(b)..........................................       382,800
    9,000  Texas Utilities Co....................................       363,938
                                                                    -----------
                                                                        746,738
                                                                    -----------
 Utilities--Natural Gas (1.2%):
    6,300  Columbia Energy Group.................................       480,769
                                                                    -----------
 Vitamins & Nutrition (0.1%):
    1,700  Twinlab Corp..........................................        55,250
                                                                    -----------
  Total Common Stocks                                                20,310,759
                                                                    -----------
 ASSET BACKED SECURITIES (1.7%):
 $184,391  CoreStates Home Equity Trust, Series 1993-2, Class A,
            5.10%, 3/15/09.......................................       180,674
  300,000  Crown Home Equity Loan Trust, Series 1996-1, Class A3,
            6.81%, 6/25/11.......................................       305,502
  200,000  Nomura Asset Securities Corp., Series 1995-2, Class
            2M, 7.12%, 1/25/26...................................       201,916
                                                                    -----------
  Total Asset Backed Securities                                         688,092
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (11.6%):
 $500,000  BA Mortgage Securities Inc., Series 1997-3, Class A2,
            7.00%, 12/25/27......................................   $   501,575
  300,000  Federal National Mortgage Association, 7.50%, 4/16/07.       315,588
   80,000  Federal National Mortgage Association, 7.00%, 2/18/25.        80,158
  250,000  Financial Asset Securitization, Inc., Series 1997-
            NAM1, Class A2, 7.75%, 5/25/27.......................       257,243
  300,000  General Electric Capital Mortgage Services, Inc.,
            Series 1996-HE2, Class A3, 7.30%, 3/25/12............       304,611
  103,085  General Electric Capital Mortgage Services, Inc.,
            Series 1993-12,
            Class A-2, 6.50%, 10/25/23...........................       102,366
  200,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-4,
            Class A10, 7.50%, 5/25/27............................       205,021
  400,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-9,
            Class 1A17, 7.25%, 10/25/27..........................       407,727
  500,000  Headlands Mortgage Securities,
            Series 1997-5, Class A17,
            7.25%, 11/25/27......................................       506,988
  300,000  IMC Home Equity Loan Trust, Series 1996-3, Class A3,
            7.27%, 4/25/11.......................................       306,627
  134,000  Norwest Asset Securities Corp., Series 1996-3, Class
            A8, 7.25%, 9/25/26...................................       135,984
  170,283  Prudential Home Mortgage Securities, Series 1994-15,
            Class A5,
            6.80%, 5/25/24.......................................       168,808
  250,000  Prudential Home Mortgage Securities, Series 1994-21,
            Class A8,
            7.80%, 6/25/24.......................................       260,685
  100,000  Prudential Home Mortgage Securities, Series 1994-18,
            Class A7,
            6.88%, 5/25/24.......................................        99,823
  190,000  Prudential Home Mortgage Securities, Series 1996-2,
            Class A13,
            7.00%, 3/25/26.......................................       191,030
  200,000  Residential Funding Mortgage Securities, Series 1993-
            S28,
            Class A6, 7.00%, 8/25/23.............................       197,776
  500,000  Residential Funding Mortgage Securities, Series 1997-
            S2,
            Class A2, 7.50%, 1/25/27.............................       510,791
                                                                    -----------
  Total Collateralized Mortgage Obligations                           4,552,801
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS (7.0%):
 Banking (1.3%):
  $250,000 BankAmerica Corp., 7.13%, 5/12/05.....................   $   260,313
   250,000 J.P. Morgan, 6.25%, 12/15/05..........................       247,500
                                                                    -----------
                                                                        507,813
                                                                    -----------
 Beverages (0.6%):
   250,000 Anheuser Busch Co., 6.90%, 10/1/02....................       254,375
                                                                    -----------
 Brokerage Services (1.8%):
   250,000 Bear Stearns Co., Inc., 6.75%, 8/15/00................       254,375
   200,000 Smith Barney Holdings, Inc.,
            6.63%, 7/1/02........................................       202,750
   250,000 Smith Barney Holdings, Inc.,
            6.88%, 6/15/05.......................................       257,187
                                                                    -----------
                                                                        714,312
 Financial Services (1.8%):
   250,000 Associate Corp., 6.00%, 12/1/02.......................       248,125
   250,000 Ford Motor Credit Co.,
            6.38%, 9/15/99.......................................       251,378
   200,000 General Motors Acceptance Corp., 6.63%, 10/15/05......       203,000
                                                                    -----------
                                                                        702,503
                                                                    -----------
 Retail Stores (1.5%):
   300,000 Penny J.C. & Co., 7.25%, 4/1/02.......................       310,875
   250,000 Wal-Mart Stores, Inc., 7.25%, 6/1/13..................       271,250
                                                                    -----------
                                                                        582,125
                                                                    -----------
  Total Corporate Bonds                                               2,761,128
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (2.6%):
 Georgia (0.9%):
   350,000 Cedartown Development Authority, 7.00%, 2/01/22,
            Callable 2/1/07 @ 102, Insured by: AMBAC.............       350,000
                                                                    -----------
 Louisiana (0.4%):
   170,000 Orleans Parish School Board Refunding Bonds, Series A,
            6.45%, 2/1/05, Insured by: FGIC......................       172,550
                                                                    -----------
 Virginia (1.3%):
   500,000 Portsmouth GO, 6.63%, 7/15/14, Callable 7/15/07 @ 102,
            Insured by: FGIC.....................................       492,500
                                                                    -----------
  Total Taxable Municipal Bonds                                       1,015,050
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (12.1%):
 Federal Home Loan Bank (2.5%):
 1,000,000 3/2/98................................................       999,702
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp. (1.9%):
  $332,072 6.00%, 7/1/99, Gold Pool #G50188.......................   $   335,044
   132,606 6.50%, 2/1/00, Gold Pool #N92990.......................       134,814
   275,759 6.50%, 12/1/11, Gold Pool #E20275......................       276,867
                                                                     -----------
                                                                         746,725
                                                                     -----------
 Federal National Mortgage Assoc (3.8%):
 1,500,000 3/10/98................................................     1,497,754
                                                                     -----------
 Government National Mortgage Assoc (3.9%):
   596,629 7.00%, 1/15/26, Pool# 421420...........................       603,114
   164,347 6.00%, 2/20/26, Pool #2166.............................       159,170
   720,787 8.00%, 6/15/26, Pool #423563...........................       746,901
                                                                     -----------
                                                                       1,509,185
  Total U.S. Government Agencies                                       4,753,366
                                                                     -----------
 U.S. TREASURY BONDS (6.6%):
   525,000 6.25%, 8/15/23.........................................       541,669
 2,000,000 6.13%, 11/15/27........................................     2,058,360
                                                                     -----------
  Total U.S. Treasury Bonds                                            2,600,029
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 U.S. TREASURY NOTES (4.9%):
  $300,000 6.13%, 5/15/98........................................   $   300,447
   400,000 6.25%, 6/30/98........................................       401,080
   500,000 6.50%, 4/30/99........................................       505,325
   200,000 7.75%, 2/15/01........................................       211,542
   500,000 6.25%, 2/15/03........................................       513,340
                                                                    -----------
  Total U.S. Treasury Notes                                           1,931,734
                                                                    -----------
 INVESTMENT COMPANIES (6.7%):
 1,870,382 American Performance
            Cash Management Fund.................................     1,870,381
   760,059 American Performance
            U.S. Treasury Fund...................................       760,059
                                                                    -----------
  Total Investment Companies                                          2,630,440
                                                                    -----------
  Total Investments (Cost $36,252,961)(a)--104.8%                    41,243,399
  Liabilities in excess of other assets (4.8)%                       (1,875,048)
                                                                    -----------
  Total Net Assets--100.0%                                          $39,368,351
                                                                    ===========




--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $5,203,895
     Unrealized depreciation...............   (213,457)
                                            ----------
     Net unrealized appreciation........... $4,990,438
                                            ==========

(b) Represents non-income producing securities.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation


                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (98.5%):
 Aerospace/Defense (1.4%):
  32,200   Boeing Co.............................................   $  1,746,850
  11,800   Thiokol Corp..........................................      1,128,375
                                                                    ------------
                                                                       2,875,225
                                                                    ------------
 Airlines (0.8%):
  13,600   Delta Air Lines, Inc..................................      1,537,650
                                                                    ------------
 Automotive Parts (1.9%):
  13,700   Eaton Corp............................................      1,316,056
  19,200   Federal-Mogul Corp....................................        942,000
  20,200   SPX Corp.(b)..........................................      1,508,688
                                                                    ------------
                                                                       3,766,744
                                                                    ------------
 Banking (9.2%):
  22,900   BankAmerica Corp......................................      1,774,750
  12,700   BankBoston Corp.......................................      1,266,031
  12,500   Bankers' Trust New York Corp..........................      1,478,125
  32,900   Chase Manhattan Corp..................................      4,081,655
  15,700   First Chicago NBD Corp.(b)............................      1,290,344
  73,200   First Union Corp......................................      3,856,725
  28,900   NationsBank Corp......................................      1,979,650
  27,400   PNC Financial Corp....................................      1,520,700
   9,900   U.S. Bancorp..........................................      1,139,119
                                                                    ------------
                                                                      18,387,099
                                                                    ------------
 Beverages (3.2%):
  70,600   Coca-Cola Co..........................................      4,849,338
  42,000   PepsiCo, Inc..........................................      1,535,625
                                                                    ------------
                                                                       6,384,963
                                                                    ------------
 Capital Goods (0.5%):
  17,700   Precision Castparts Corp..............................        981,244
                                                                    ------------
 Chemicals (3.5%):
  40,600   E.I. du Pont de Nemours & Co..........................      2,489,287
  28,600   W.R. Grace & Co.......................................      2,400,613
  50,800   Witco Corp............................................      2,022,475
                                                                    ------------
                                                                       6,912,375
                                                                    ------------
 Computer Software (3.2%):
  66,000   Microsoft Corp.(b)....................................      5,593,500
  33,200   Oracle Corp.(b).......................................        817,550
                                                                    ------------
                                                                       6,411,050
                                                                    ------------
 Computers (2.0%):
  37,400   Compaq Computer Corp.(b)..............................      1,199,138
  13,100   Dell Computer Corp.(b)................................      1,832,362
  15,400   Hewlett-Packard Co....................................      1,031,800
                                                                    ------------
                                                                       4,063,300
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Computers & Peripherals (2.2%):
  36,600   Cisco Systems, Inc.(b)................................   $  2,411,025
  19,300   International Business Machines Corp..................      2,015,644
                                                                    ------------
                                                                       4,426,669
                                                                    ------------
 Cosmetics/Personal Care (4.7%):
  17,700   Avon Products, Inc....................................      1,246,744
  21,300   Gillette Co...........................................      2,297,738
  46,500   Kimberly-Clark Corp...................................      2,589,469
  37,200   Procter & Gamble Co...................................      3,159,674
                                                                    ------------
                                                                       9,293,625
                                                                    ------------
 Diversified Manufacturing Operations (3.8%):
  71,000   General Electric Co...................................      5,520,250
  61,900   ITT Industries, Inc...................................      2,120,075
                                                                    ------------
                                                                       7,640,325
                                                                    ------------
 Entertainment (1.5%):
  27,300   The Walt Disney Co....................................      3,055,894
                                                                    ------------
 Financial Services (3.5%):
  33,000   Contifinancial Corp...................................        895,125
  29,600   Federal Home Loan Mortgage Corp.......................      1,398,600
  22,000   Household International, Inc..........................      2,857,250
  32,600   Travelers Group, Inc..................................      1,817,450
                                                                    ------------
                                                                       6,968,425
                                                                    ------------
 Food Processing & Packaging (1.2%):
  32,600   ConAgra, Inc..........................................        978,000
  45,400   Smithfield Foods, Inc.(b).............................      1,435,775
                                                                    ------------
                                                                       2,413,775
                                                                    ------------
 Health Care (2.0%):
  35,000   Integrated Health Services, Inc.......................      1,187,813
  36,000   Johnson & Johnson.....................................      2,718,000
                                                                    ------------
                                                                       3,905,813
                                                                    ------------
 Hotels & Lodging (0.4%):
  25,800   Capstar Hotel Co.(b)..................................        870,750
                                                                    ------------
 Insurance (6.0%):
  12,100   Allstate Corp.........................................      1,128,325
  16,700   Cigna Corp............................................      3,189,700
  23,400   Everest Reinsurance Holdings, Inc.....................        862,875
  45,400   Hartford Financial Services Group.....................      4,460,549
  27,500   Torchmark Corp........................................      1,280,469
  23,700   Travelers Property Casualty Corp., Class A............        971,700
                                                                    ------------
                                                                      11,893,618
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Machine--Diversified (1.0%):
   20,300  Caterpillar, Inc......................................   $  1,108,888
   50,900  MagnaTek, Inc.(b).....................................        903,475
                                                                    ------------
                                                                       2,012,363
 Manufacturing (0.5%):
   35,600  Watts Industries, Inc.................................      1,070,225
                                                                    ------------
 Manufacturing-Diversified (1.1%):
   41,700  Tyco International Ltd................................      2,116,275
                                                                    ------------
 Metals & Mining (0.4%):
   52,400  Freeport McMoran Copper & Gold, Inc., Class B.........        789,275
                                                                    ------------
 Oil--Intergrated Companies (7.9%):
    9,900  Chevron Corp..........................................        803,138
   48,600  Exxon Corp............................................      3,104,324
   22,100  Mobil Corp............................................      1,600,869
   29,300  Pennzoil Co...........................................      1,961,269
   75,200  Royal Dutch Petroleum--New York Shares................      4,084,299
   51,100  Sun Co., Inc..........................................      2,040,806
   20,800  Tidewater, Inc........................................        925,600
   35,300  Valero Energy Corp....................................      1,253,150
                                                                    ------------
                                                                      15,773,455
                                                                    ------------
 Paper Products (0.4%):
   39,000  Wausau Paper Mills Co.................................        843,375
                                                                    ------------
 Pharmaceuticals (10.0%):
   17,400  American Home Products Corp...........................      1,631,250
   21,300  Biogen, Inc.(b).......................................        939,863
   37,300  Bristol-Myers Squibb Co...............................      3,736,994
   23,800  Eli Lilly & Co........................................      1,566,338
   19,400  ICN Pharmaceuticals, Inc..............................      1,120,350
   36,700  Merck & Co., Inc......................................      4,681,543
   42,300  Pfizer, Inc...........................................      3,743,549
   17,500  Warner-Lambert Co.....................................      2,559,375
                                                                    ------------
                                                                      19,979,262
                                                                    ------------
 Photography (0.5%):
   22,400  Polaroid Corp.........................................      1,026,200
                                                                    ------------
 Printing & Publishing (0.8%):
   24,500  Times Mirror Co.......................................      1,508,281
                                                                    ------------
 Real Estate (1.0%):
  107,400  Catellus Development Corp.(b).........................      1,946,625
                                                                    ------------
 Retail (2.9%):
   32,000  CVS Corp..............................................      2,370,000

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
  23,000   Federated Department Stores, Inc.(b)..................   $  1,078,125
  36,500   Home Depot, Inc.......................................      2,329,156
                                                                    ------------
                                                                       5,777,281
                                                                    ------------
 Semiconductors (3.0%):
  29,000   Applied Materials, Inc. (b)...........................      1,067,563
  54,600   Intel Corp............................................      4,896,937
                                                                    ------------
                                                                       5,964,500
                                                                    ------------
 Services (Non-Financial) (0.5%):
  26,100   Service Corp. International...........................        988,538
                                                                    ------------
 Soap & Cleaning Agent (0.6%):
  15,600   Colgate Palmolive, Inc................................      1,266,525
                                                                    ------------
 Telecommunications (8.3%):
  51,200   Airtouch Communications, Inc.(b)......................      2,300,800
  28,100   AT&T Corp.............................................      1,710,588
  35,900   Bell Atlantic Corp....................................      3,222,024
  25,500   GTE Corp..............................................      1,380,188
  26,700   Lucent Technologies, Inc..............................      2,893,612
  32,900   SBC Communications, Inc...............................      2,488,062
  21,900   Telefonaktiebolaget L.M. Ericsson, ADR................        992,344
  43,300   Worldcom, Inc.(b).....................................      1,653,519
                                                                    ------------
                                                                      16,641,137
                                                                    ------------
 Textile Products (0.4%):
  27,000   Kellwood Co...........................................        875,813
                                                                    ------------
 Tobacco & Tobacco Product (2.4%):
  68,200   Dimon, Inc............................................      1,193,500
  53,700   Philip Morris Cos., Inc...............................      2,332,594
  36,000   RJR Nabisco Holdings Corp.............................      1,244,250
                                                                    ------------
                                                                       4,770,344
                                                                    ------------
 Utilities--Electric (4.2%):
  64,800   AES Corp.(b)..........................................      2,851,200
  28,300   CMS Energy Corp.......................................      1,252,275
  64,000   Entergy Corp..........................................      1,852,000
  59,600   Texas Utilities Co....................................      2,410,075
                                                                    ------------
                                                                       8,365,550
                                                                    ------------
 Utilities--Natural Gas (1.6%):
  29,500   Columbia Energy Group.................................      2,251,219
  15,200   Consolidated Natural Gas Co...........................        874,000
                                                                    ------------
                                                                       3,125,219
                                                                    ------------
  Total Common Stocks                                                196,628,787
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 INVESTMENT COMPANIES (1.4%):
 2,696,646 American Performance
            Cash Management Fund.................................   $  2,696,646
                                                                    ------------
  Total Investment Companies                                           2,696,646
                                                                    ------------
  Total Investments (Cost $142,401,433)(a)--99.9%                    199,325,433
  Other assets in excess of liabilities 0.1%                             194,967
                                                                    ------------
  Total Net Assets--100.0%                                          $199,520,400
                                                                    ============

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $59,760,222
     Unrealized depreciation..............  (2,836,222)
                                           -----------
     Net unrealized appreciation.......... $56,924,000
                                           ===========

(b) Represents non-income producing securities.

ADR -- American Depository Receipt

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
GROWTH EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (97.3%):
 Banking (7.0%):
   9,700   BankAmerica Corp.......................................   $   751,750
  13,200   Chase Manhattan Corp...................................     1,637,625
  14,100   First Union Corp.......................................       742,894
  23,000   MBNA Corp. ............................................       823,688
   5,300   U.S. Bancorp...........................................       609,831
                                                                     -----------
                                                                       4,565,788
                                                                     -----------
 Beverages (5.1%):
  39,000   Coca-Cola Co. .........................................     2,678,812
  17,400   PepsiCo, Inc...........................................       636,188
                                                                     -----------
                                                                       3,315,000
                                                                     -----------
 Capital Goods (1.2%):
  14,100   Precision Castparts Corp...............................       781,669
                                                                     -----------
 Chemicals (5.2%):
  37,200   E.I. du Pont de Nemours & Co...........................     2,280,825
  13,200   W.R. Grace & Co........................................     1,107,975
                                                                     -----------
                                                                       3,388,800
                                                                     -----------
 Computer Software (5.2%):
  34,800   Microsoft Corp.(b).....................................     2,949,300
  19,500   Oracle Corp.(b)........................................       480,188
                                                                     -----------
                                                                       3,429,488
                                                                     -----------
 Computers (5.1%):
  25,200   Compaq Computer Corp.(b)...............................       807,975
   9,200   Dell Computer Corp.(b).................................     1,286,850
  18,100   Hewlett-Packard Co.....................................     1,212,700
                                                                     -----------
                                                                       3,307,525
                                                                     -----------
 Computers & Peripherals (2.1%):
  20,700   Cisco Systems, Inc.(b).................................     1,363,613
                                                                     -----------
 Cosmetics/Personal Care (6.5%):
  16,200   Gillette Co. ..........................................     1,747,575
  16,600   Kimberly-Clark Corp....................................       924,413
  18,800   Procter & Gamble Co....................................     1,596,825
                                                                     -----------
                                                                       4,268,813
                                                                     -----------
 Diversified Manufacturing Operations (4.2%):
  35,300   General Electric Co. ..................................     2,744,575
                                                                     -----------
 Entertainment (1.6%):
   9,500   The Walt Disney Co.....................................     1,063,406
                                                                     -----------
 Financial Services (1.2%):
  14,800   Franklin Resources, Inc................................       754,800
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                SECURITY                    MARKET
  AMOUNT                 DESCRIPTION                   VALUE
 --------- --------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Food Processing & Packaging (2.1%):
   6,700   Bestfoods.............................   $   706,012
  21,300   Smithfield Foods, Inc.(b).............       673,613
                                                    -----------
                                                      1,379,625
                                                    -----------
 Food Products & Services (1.8%):
  15,900   General Mills, Inc....................     1,143,806
                                                    -----------
 Health Care (2.7%):
  23,000   Johnson & Johnson.....................     1,736,500
                                                    -----------
 Insurance (3.0%):
   5,400   American International Group, Inc.(b).       649,013
   7,000   Cigna Corp............................     1,337,000
                                                    -----------
                                                      1,986,013
                                                    -----------
 Pharmaceuticals (18.3%):
  15,300   Abbott Laboratories...................     1,144,631
   8,500   American Home Products Corp. .........       796,875
  22,000   Bristol-Myers Squibb Co. .............     2,204,125
  14,800   Eli Lilly & Co........................       974,025
  22,800   Merck & Co., Inc. ....................     2,908,424
  19,000   Pfizer, Inc...........................     1,681,500
  14,700   Schering-Plough Corp. ................     1,118,119
   8,100   Warner-Lambert Co.....................     1,184,625
                                                    -----------
                                                     12,012,324
                                                    -----------
 Radio (1.3%):
   9,600   Clear Channel Communications, Inc.(b).       870,000
                                                    -----------
 Retail (4.3%):
  24,800   Home Depot, Inc. .....................     1,582,550
  25,900   Wal-Mart Stores, Inc..................     1,199,494
                                                    -----------
                                                      2,782,044
                                                    -----------
 Semiconductors (4.4%):
  16,600   Applied Materials, Inc.(b)............       611,088
  25,500   Intel Corp............................     2,287,031
                                                    -----------
                                                      2,898,119
                                                    -----------
 Telecommunications (9.8%):
  26,800   Airtouch Communications, Inc.(b)......     1,204,325
  15,000   Ameritech Corp........................       625,313
  14,700   Bell Atlantic Corp....................     1,319,324
  15,800   Lucent Technologies, Inc..............     1,712,324
  13,400   SBC Communications, Inc...............     1,013,375
  18,900   U.S. Cellular Corp. (b).................     570,544
                                                    -----------
                                                      6,445,205
                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
GROWTH EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Tobacco & Tobacco Product (2.3%):
  34,400   Philip Morris Cos., Inc................................   $ 1,494,250
                                                                     -----------
 Utilities--Electric (2.9%):
  25,700   AES Corp.(b)...........................................     1,130,800
  28,100   Calenergy Co., Inc.(b).................................       753,431
                                                                     -----------
                                                                       1,884,231
                                                                     -----------
  Total Common Stocks                                                 63,615,594
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (2.6%):
 1,694,255 American Performance Cash Management Fund..............   $ 1,694,255
                                                                     -----------
  Total Investment Companies                                           1,694,255
                                                                     -----------
  Total Investments (Cost $40,279,978)(a)--99.9%                      65,309,849
  Other assets in excess of liabilities 0.1%                              35,423
                                                                     -----------
  Total Net Assets--100.0%                                           $65,345,272
                                                                     ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $25,409,539
     Unrealized depreciation..............    (379,668)
                                           -----------
     Net unrealized appreciation.......... $25,029,871
                                           ===========

(b) Represents non-income producing securities.




                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (83.5%):
 Apparel (2.2%):
  29,100   Nautica Enterprises, Inc.(b)...........................   $   838,444
                                                                     -----------
 Audio/Video Products (1.3%):
  10,805   Harman International Industries, Inc...................       502,433
                                                                     -----------
 Computers & Peripherals (1.8%):
  10,500   Cisco Systems, Inc.(b).................................       691,688
                                                                     -----------
 Electronics (2.5%):
  46,700   CHS Electronics, Inc.(b)...............................       963,188
                                                                     -----------
 Engineering (2.0%):
  31,200   Dycom Industries, Inc.(b)..............................       795,600
                                                                     -----------
 Financial Services (4.1%):
  20,770   Paychex, Inc...........................................     1,072,251
  20,525   The Money Store, Inc...................................       511,842
                                                                     -----------
                                                                       1,584,093
                                                                     -----------
 Health Care (8.0%):
  16,200   Access Health, Inc.(b).................................       587,250
  25,100   Capital Senior Living Corp.(b).........................       321,594
  26,100   Concentra Managed Care, Inc.(b)........................       895,555
  28,356   FPA Medical Management, Inc.(b)........................       655,732
  33,858   Orthodontic Centers Of America, Inc.(b)................       653,883
                                                                     -----------
                                                                       3,114,014
                                                                     -----------
 Insurance (4.1%):
  30,700   Amerin Corp.(b)........................................       897,975
  24,200   FPIC Insurance Group, Inc.(b)..........................       701,800
                                                                     -----------
                                                                       1,599,775
                                                                     -----------
 Medical Services (4.5%):
  32,800   Hologic, Inc.(b).......................................       750,300
  79,000   Prime Medical Services, Inc.(b)........................       987,500
                                                                     -----------
                                                                       1,737,800
                                                                     -----------
 Oil & Gas--Equipment & Services (2.5%):
  45,000   American Oilfield Divers, Inc.(b)......................       534,375
  22,000   Tuboscope Vetco International Corp.(b).................       430,375
                                                                     -----------
                                                                         964,750
                                                                     -----------
 Oil & Gas Exploration (1.5%):
  24,800   Newfield Exploration Co.(b)............................       595,200
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals (3.6%):
  10,648   Cardinal Health, Inc...................................   $   871,805
  33,200   ChiRex, Inc.(b)........................................       510,450
                                                                     -----------
                                                                       1,382,255
                                                                     -----------
 Real Estate (1.8%):
  19,000   Bay Apartment Communities, Inc.........................       718,438
                                                                     -----------
 Recreation (2.9%):
  33,000   Family Golf Centers, Inc.(b)...........................     1,109,625
                                                                     -----------
 Restaurants (5.5%):
  32,400   Apple South, Inc.......................................       441,450
  23,200   Landry's Seafood Restaurants(b)........................       614,800
  37,100   Showbiz Pizza Time, Inc.(b)............................     1,075,900
                                                                     -----------
                                                                       2,132,150
                                                                     -----------
 Retail (7.1%):
  22,400   Petco Animal Supplies, Inc.(b).........................       320,600
   9,900   Proffitt's, Inc.(b)....................................       335,363
  25,900   Stage Stores, Inc.(b)..................................     1,087,799
  28,500   The Men's Wearhouse, Inc.(b)...........................     1,029,563
                                                                     -----------
                                                                       2,773,325
                                                                     -----------
 Semiconductors (7.3%):
  36,900   QLogic Corp.(b)........................................     1,480,612
  47,800   Semtech Corp.(b).......................................     1,374,250
                                                                     -----------
                                                                       2,854,862
                                                                     -----------
 Shipbuilding (0.9%):
  18,450   Halter Marine Group, Inc.(b)...........................       362,081
                                                                     -----------
 Telecommunications (8.9%):
  61,100   Boston Communication Group, Inc.(b)....................       542,263
  89,300   LCC International, Inc.(b).............................     1,127,412
  53,000   Smartalk Teleservices, Inc.(b).........................     1,782,124
                                                                     -----------
                                                                       3,451,799
                                                                     -----------
 Tobacco & Tobacco Product (2.9%):
  45,300   Consolidated Cigar Holdings, Inc.(b)...................     1,050,393
   5,161   General Cigar Holdings, Inc.(b)........................        85,802
                                                                     -----------
                                                                       1,136,195
                                                                     -----------
 Transportation (2.7%):
  50,400   Arkansas Best Corp.(b).................................       567,000
  28,100   Offshore Logistics, Inc.(b)............................       495,263
                                                                     -----------
                                                                       1,062,263
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Transportation Leasing & Trucking (2.3%):
    34,200 Motivepower Industries, Inc.(b)........................   $   912,713
                                                                     -----------
 Vitamins & Nutrition (3.1%):
    36,700 Twinlab Corp...........................................     1,192,750
                                                                     -----------
  Total Common Stocks                                                 32,475,441
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (12.8%):
 Federal Home Loan Bank (5.1%):
 2,000,000 3/3/98.................................................     1,999,108
                                                                     -----------
 Federal National Mortgage Assoc. (7.7%):
 3,000,000 3/3/98.................................................     2,998,658
                                                                     -----------
  Total U.S. Government Agencies                                       4,997,766
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 INVESTMENT COMPANIES (3.8%):
 $1,470,370 American Performance
             Cash Management Fund................................   $ 1,470,370
                                                                    -----------
  Total Investment Companies                                          1,470,370
                                                                    -----------
  Total Investments (Cost $33,464,686)(a)--100.1%                    38,943,577
  Liabilities in excess of other assets (0.1)%                          (22,381)
                                                                    -----------
  Total Net Assets--100.0%                                          $38,921,196
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............. $ 7,650,042
     Unrealized depreciation.............  (2,171,151)
                                          -----------
     Net unrealized appreciation......... $ 5,478,891
                                          ===========

(b) Represents non-income producing securities.


                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               FEBRUARY 28, 1998
                                  (UNAUDITED)

1.ORGANIZATION:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Aggressive Growth Fund (individually referred to as a "Fund"). Bank of Oklahoma N.A. ("BOK") (successor to BankOklahoma Trust Company), a subsidiary of BancOklahoma Corp., serves as investment advisor to the Funds. AMR Investment Services, Inc. ("AMR") a subsidiary of AMR Corporation, the parent company of American Airlines, Inc., serves as sub-investment adviser to the Cash Management Fund. BOK also serves as custodian to the Funds.

 The investment objective of the U.S. Treasury Fund and Cash Management Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Intermediate Tax-Free Bond Fund, Short-Term Income Fund, and the Intermediate Bond Fund seek current income, consistent with the preservation of capital. The Bond Fund's objective is to maximize total return. The Balanced Fund seeks current income and, secondarily, long-term capital growth. The Equity Fund seeks growth of capital. The Growth Equity Fund seeks long-term capital appreciation and growth of income. The Aggressive Growth Fund seeks long-term capital appreciation.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments of the money market funds are valued at amortized cost, which approximates market value. Discount or premium is amortized on a constant basis to the maturity of the security under the amortized cost method. In addition, the money market funds may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar weighted average portfolio maturity which exceeds 90 days.

   Investments in common stocks, corporate bonds, commercial paper, municipal government bonds, and U.S. Government securities of the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Aggressive Growth Fund (collectively, "the variable net asset value funds"), are valued at their market value determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               FEBRUARY 28, 1998
                                  (UNAUDITED)


   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS AND DELAYED DELIVERY BASIS:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Fund held no when-issued securities as of February 28, 1998.

   EXPENSES:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets.

   REPURCHASE AGREEMENTS:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Aggressive Growth Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify, or continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               FEBRUARY 28, 1998
                                  (UNAUDITED)

   Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1998 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
  Intermediate Tax-Free Bond Fund...................... $ 5,045,937 $ 3,013,874
  Short-Term Income Fund...............................  10,253,331   6,184,529
  Intermediate Bond Fund...............................  17,946,840  14,987,181
  Bond Fund............................................  21,588,749  11,201,170
  Balanced Fund........................................  20,422,934  15,412,748
  Equity Fund..........................................  79,095,616  73,748,547
  Growth Equity Fund...................................  19,243,802   6,184,549
  Aggressive Growth Fund...............................  15,686,970  35,496,333

4.RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by BOK. AMR serves as sub-investment adviser to the Cash Management Fund. Under the terms of the investment advisory agreements, BOK and AMR are entitled to receive fees based on a percentage of the average net assets of each of the Funds. BOK also serves the Funds as custodian.

 During the year ended August 31, 1997, BOK Financial Corp., an affiliate of BOK, and AMR purchased securities from the Cash Management Fund for their carrying value of approximately $20 million. At the time of the transactions, the difference between the market value and carrying value of the securities was approximately $3.4 million, which is reflected in the accompanying financial statements as capital contribution to the Cash Management Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average net assets of each of the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed .25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended February 28, 1998, BISYS received $7,391 from commissions earned on sales of shares of the Funds' variable net asset value funds, $4,745 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               FEBRUARY 28, 1998
                                  (UNAUDITED)


 Information regarding these transactions for the six months ended February 28, 1998 is as follows:

                                                              U.S.       CASH
                                                            TREASURY  MANAGEMENT
                                                              FUND       FUND
                                                            --------  ----------
  INVESTMENT ADVISORY FEES:
   Annual fee (percentage of average net assets)...........     0.40%      0.40%
  ADMINISTRATION FEES:
   Annual fee (percentage of average net assets)...........     0.20%      0.20%
  12B-1 FEES:
   Annual fee before voluntary fee reductions
    (percentage of average net assets).....................     0.25%      0.25%
   Voluntary fee reductions................................ $447,957   $466,346
  CUSTODIAN FEES:
   Annual fee (percentage of net assets)...................     0.03%      0.03%
  TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES........... $ 77,976   $ 82,786

                                                 SHORT-
                                    INTERMEDIATE  TERM
                                      TAX-FREE   INCOME   INTERMEDIATE
                                     BOND FUND    FUND     BOND FUND   BOND FUND
                                    ------------ -------  ------------ ---------
  INVESTMENT ADVISORY FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of average net as-
    sets)............................    0.55%      0.55%      0.55%       0.55%
   Voluntary fee reductions........   $27,453    $47,323    $78,734     $41,022
  ADMINISTRATION FEES:
   Annual fee (percentage of aver-
    age net assets)................      0.20%      0.20%      0.20%       0.20%
  12B-1 FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of average net as-
    sets)..........................      0.25%      0.25%      0.25%       0.25%
   Voluntary fee reductions........   $34,317    $21,510        --          --
  CUSTODIAN FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of average net as-
    sets)..........................      0.03%      0.03%      0.03%       0.03%
   Voluntary fee reductions........       --     $ 2,115        --          --
  TRANSFER AGENT AND MUTUAL FUND
   ACCOUNTANT FEES.................   $14,660    $ 9,040    $30,121     $15,631

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               FEBRUARY 28, 1998
                                  (UNAUDITED)


                                    BALANCED   EQUITY     GROWTH    AGGRESSIVE
                                      FUND      FUND    EQUITY FUND GROWTH FUND
                                    --------  --------  ----------- -----------
  INVESTMENT ADVISORY FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of average net as-
    sets).........................      0.74%     0.69%      0.69%       0.69%
   Voluntary fee reductions.......  $113,775  $174,051    $32,637     $49,825
  ADMINISTRATION FEES:
   Annual fee (percentage of aver-
    age net assets)...............      0.20%     0.20%      0.20%       0.20%
  12B-1 FEES:
   Annual fee before voluntary fee
    reductions or credits
    (percentage of average net as-
    sets)                               0.25%     0.25%      0.25%       0.25%
   Voluntary fee reductions.......  $ 41,888       --         --          --
  CUSTODIAN FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of net assets)....      0.03%     0.03%      0.03%       0.03%
   Voluntary fee reductions.......  $  3,224       --         --          --
  TRANSFER AGENT AND MUTUAL FUND
   ACCOUNTANT FEES................  $ 15,648  $ 48,957    $10,268     $19,726

5.CONVERSION OF COMMON TRUST FUNDS

 On October 31, 1997 the Growth Equity Fund of the American Performance Funds issued shares to acquire the assets and liabilities of the Common Fund "B" Growth Equity of BOK. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation/(depreciation) as of the date acquired:

                                                                    UNREALIZED
                                                        NET ASSET APPRECIATION/
                                   SHARES   NET ASSETS    VALUE   (DEPRECIATION)
                                  --------- ----------- --------- --------------
  Growth Equity Fund............. 4,285,041 $42,850,409  $10.00    $16,460,055

                                   Continued

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                            U.S. TREASURY FUND
                         ---------------------------------------------------------------
                          SIX MONTHS               YEAR ENDED AUGUST 31,
                            ENDED       ------------------------------------------------
                         FEBRUARY 28,
                             1998         1997      1996      1995      1994      1993
                         ------------   --------  --------  --------  --------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           --------     --------  --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income..      0.024        0.046     0.047     0.048     0.028     0.025
                           --------     --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income..     (0.024)      (0.046)   (0.047)   (0.048)   (0.028)   (0.025)
                           --------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           ========     ========  ========  ========  ========  ========
Total Return............       2.46%(b)     4.74%     4.85%     4.95%     2.87%     2.57%
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net Assets at end of
  period (000)..........   $369,901     $298,424  $217,406  $187,007  $165,353  $169,428
 Ratio of expenses to
  average net assets....       0.71%(a)     0.72%     0.74%     0.75%     0.81%     0.81%
 Ratio of net investment
  income to average net
  assets................       4.86%(a)     4.65%     4.74%     4.88%     2.81%     2.51%
 Ratio of expenses to
  average net assets*...       0.96%(a)     0.97%     0.99%     1.00%     1.01%     1.01%
 Ratio of net investment
  income to average net
  assets*...............       4.61%(a)     4.40%     4.49%     4.63%     2.61%     2.31%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                       CASH MANAGEMENT FUND
                         --------------------------------------------------------
                          SIX MONTHS           YEAR ENDED AUGUST 31,
                            ENDED       -----------------------------------------
                         FEBRUARY 28,
                             1998         1997         1996      1995      1994
                         ------------   --------     --------  --------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $  1.000     $  1.000     $  1.000  $  1.000  $  1.000
                           --------     --------     --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income..      0.025        0.049        0.050     0.052     0.030
 Net realized gains
  (losses) on invest-
  ments.................         --       (0.010)          --        --        --
                           --------     --------     --------  --------  --------
  Total from Investment
   Activities...........      0.025        0.039        0.050     0.052     0.030
                           --------     --------     --------  --------  --------
DISTRIBUTIONS
 Net investment income..     (0.025)      (0.049)      (0.050)   (0.052)   (0.030)
                           --------     --------     --------  --------  --------
 Capital Transactions...         --        0.010           --        --        --
                           --------     --------     --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................   $  1.000     $  1.000     $  1.000  $  1.000  $  1.000
                           ========     ========     ========  ========  ========
Total Return............       2.52%(c)     5.05%(a)     5.14%     5.30%     3.08%
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net Assets at end of
  period (000)..........   $408,870     $331,095     $375,797  $194,807  $195,490
 Ratio of expenses to
  average net assets....       0.70%(b)     0.72%        0.71%     0.74%     0.78%
 Ratio of net investment
  income to average net
  assets................       5.07%(b)     4.93%        5.01%     5.18%     3.05%
 Ratio of expenses to
  average net assets*...       0.95%(b)     0.97%        0.96%     0.99%     0.98%
 Ratio of net investment
  income to average net
  assets*...............       4.82%(b)     4.68%        4.76%     4.94%     2.85%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%.
(b) Annualized.
(c) Not Annualized.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                   INTERMEDIATE TAX-FREE BOND FUND
                         ----------------------------------------------------------
                          SIX MONTHS             YEAR ENDED AUGUST 31,
                            ENDED       -------------------------------------------
                         FEBRUARY 28,
                             1998        1997     1996     1995     1994     1993
                         ------------   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $ 10.78      $ 10.57  $ 10.67  $ 10.42  $ 10.77  $ 10.18
                           -------      -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..      0.24         0.49     0.49     0.51     0.54     0.55
 Net realized and
  unrealized gains
  (losses) on
  investments...........      0.20         0.21    (0.10)    0.25    (0.35)    0.59
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.44         0.70     0.39     0.76     0.19     1.14
                           -------      -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..     (0.24)       (0.49)   (0.49)   (0.51)   (0.54)   (0.55)
 Net realized gains.....     (0.07)          --       --       --       --       --
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.31)       (0.49)   (0.49)   (0.51)   (0.54)   (0.55)
                           -------      -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 10.91      $ 10.78  $ 10.57  $ 10.67  $ 10.42  $ 10.77
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      4.19%(b)     6.79%    3.68%    7.62%    1.76%   11.56%
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net Assets at end of
  period (000)..........   $29,324      $26,544  $31,036  $28,114  $30,097  $17,415
 Ratio of expenses to
  average net assets....      0.72%(a)     0.74%    0.75%    0.51%    0.25%    0.25%
 Ratio of net investment
  income to average net
  assets................      4.50%(a)     4.61%    4.58%    4.99%    5.06%    5.34%
 Ratio of expenses to
  average net assets*...      1.17%(a)     1.19%    1.20%    1.24%    1.44%    1.63%
 Ratio of net investment
  income to average net
  assets*...............      4.05%(a)     4.16%    4.13%    4.25%    3.87%    3.96%
 Portfolio turnover.....     11.17%       11.38%   19.53%    8.35%   14.33%   13.19%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)


                                         SHORT-TERM INCOME FUND
                            ----------------------------------------------------
                             SIX MONTHS    YEAR ENDED AUGUST 31,    OCTOBER 19,
                               ENDED       ----------------------      1994
                            FEBRUARY 28,                           TO AUGUST 31,
                                1998           1997        1996      1995 (A)
                            ------------   ----------  ----------  -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $  9.92      $     9.79  $     9.95     $ 10.00
                              -------      ----------  ----------     -------
Investment Activities
 Net investment income....       0.31            0.61        0.59        0.52
 Net realized and
  unrealized gains (loss-
  es) on investments......       0.11            0.14      (0.14)      (0.05)
                              -------      ----------  ----------     -------
  Total from Investment
   Activities.............       0.42            0.75        0.45        0.47
                              -------      ----------  ----------     -------
DISTRIBUTIONS
 Net investment income....     (0.31)          (0.61)      (0.59)      (0.52)
 In excess of net invest-
  ment income.............         --          (0.01)          --          --
 Net realized gains.......         --              --      (0.01)          --
 In excess of net realized
  gains...................         --              --      (0.01)          --
                              -------      ----------  ----------     -------
  Total Distributions.....     (0.31)          (0.62)      (0.61)      (0.52)
                              -------      ----------  ----------     -------
NET ASSET VALUE, END OF
 PERIOD...................    $ 10.03      $     9.92  $     9.79     $  9.95
                              =======      ==========  ==========     =======
Total Return (excludes
 sales charge)............       4.30%(c)        7.85%       4.64%       4.81%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of pe-
  riod (000)..............    $20,005      $   15,658  $   14,399     $10,228
 Ratio of expenses to av-
  erage net assets........       0.35%(b)        0.33%       0.41%       0.57%(b)
 Ratio of net investment
  income to average net
  assets..................       6.29%(b)        6.14%       5.95%       5.96%(b)
 Ratio of expenses to av-
  erage net assets*.......       1.17%(b)        1.16%       1.24%       1.47%(b)
 Ratio of net investment
  income to average net
  assets*.................       5.47%(b)        5.31%       5.12%       5.06%(b)
 Portfolio turnover.......      35.31%          37.55%      80.98%     212.35%

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Annualized.
(c)Not annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                        INTERMEDIATE BOND FUND
                         ----------------------------------------------------------
                          SIX MONTHS             YEAR ENDED AUGUST 31,
                            ENDED       -------------------------------------------
                         FEBRUARY 28,
                             1998        1997     1996     1995     1994     1993
                         ------------   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $ 10.23      $ 10.01  $ 10.26  $ 10.23  $ 11.06  $ 10.89
                           -------      -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..      0.30         0.60     0.60     0.61     0.61     0.64
 Net realized and
  unrealized gains
  (losses) on
  investments...........      0.14         0.22    (0.25)    0.06    (0.73)    0.30
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.44         0.82     0.35     0.67    (0.12)    0.94
                           -------      -------  -------  -------  -------  -------
DISTRIBUTIONS:
 Net investment income..     (0.30)       (0.60)   (0.60)   (0.61)   (0.61)   (0.64)
 Net realized gains.....        --           --       --       --    (0.06)   (0.13)
 In excess of net real-
  ized gains............        --           --       --    (0.03)   (0.04)      --
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.30)       (0.60)   (0.60)   (0.64)   (0.71)   (0.77)
                           -------      -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 10.37      $ 10.23  $ 10.01  $ 10.26  $ 10.23  $ 11.06
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      4.38%(b)     8.38%    3.41%    6.81%  (1.14)%    9.04%
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net Assets at end of
  period (000)..........   $81,395      $77,319  $63,088  $74,395  $84,144  $57,085
 Ratio of expenses to
  average net assets....      0.93%(a)     0.93%    0.95%    0.98%    0.98%    1.02%
 Ratio of net investment
  income to average net
  assets................      5.91%(a)     5.89%    5.84%    6.00%    5.72%    5.95%
 Ratio of expenses to
  average net assets*...      1.13%(a)     1.13%    1.15%    1.18%    1.18%    1.24%
 Ratio of net investment
  income to average net
  assets*...............      5.71%(a)     5.69%    5.64%    5.80%    5.52%    5.74%
 Portfolio turnover.....     19.09%       40.77%  129.97%  154.43%   76.30%   47.79%

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Annualized.
(b)Not annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                              BOND FUND
                         ----------------------------------------------------------
                          SIX MONTHS             YEAR ENDED AUGUST 31,
                            ENDED       -------------------------------------------
                         FEBRUARY 28,
                             1998        1997     1996     1995     1994     1993
                         ------------   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $  9.29      $  8.99  $  9.29  $  9.36  $ 11.05  $ 10.99
                           -------      -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..      0.29         0.58     0.57     0.56     0.58     0.70
 Net realized and
  unrealized gains
  (losses) on
  investments...........      0.26         0.30   (0.30)     0.15   (0.77)     0.50
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.55         0.88     0.27     0.71   (0.19)     1.20
                           -------      -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..    (0.29)       (0.58)   (0.57)   (0.56)   (0.58)   (0.70)
 Net realized gains.....        --           --       --       --   (0.43)   (0.44)
 In excess of net real-
  ized gains............        --           --       --   (0.22)   (0.49)       --
                           -------      -------  -------  -------  -------  -------
  Total Distributions...    (0.29)       (0.58)    (0.57)  (0.78)   (1.50)   (1.14)
                           -------      -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $  9.55      $  9.29  $  8.99  $  9.29  $  9.36  $ 11.05
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      5.96%(b)    10.03%    2.84%    8.21% (1.92)%    11.76%
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net Assets at end of
  period (000)..........   $47,034      $35,454  $32,807  $37,293  $38,257  $23,554
 Ratio of expenses to
  average net assets....      0.93%(a)     0.94%    0.96%    1.03%    1.05%    1.12%
 Ratio of net investment
  income to average net
  assets................      6.13%(a)     6.29%    6.08%    6.18%    5.72%    6.49%
 Ratio of expenses to
  average net assets*...      1.13%(a)     1.14%    1.16%    1.23%    1.25%    1.33%
 Ratio of net investment
  income to average net
  assets*...............      5.93%(a)     6.09%    5.88%    5.98%    5.52%    6.28%
 Portfolio turnover.....     27.55%       83.65%   61.02%  185.48%  122.14%   26.27%

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                             BALANCED FUND
                             -------------------------------------------------
                              SIX MONTHS    YEAR ENDED AUGUST 31,    JUNE 1,
                                ENDED       ----------------------   1995 TO
                             FEBRUARY 28,                           AUGUST 31,
                                 1998           1997        1996     1995(A)
                             ------------   ----------  ----------  ----------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................    $ 13.38      $    11.28  $    10.62   $ 10.00
                               -------      ----------  ----------   -------
INVESTMENT ACTIVITIES
 Net investment income.....       0.18            0.41        0.35      0.08
 Net realized and
  unrealized gains on
  investments..............       0.94            2.46        0.79      0.62
                               -------      ----------  ----------   -------
  Total from Investment
   Activities..............       1.12            2.87        1.14      0.70
                               -------      ----------  ----------   -------
DISTRIBUTIONS
 Net investment income.....      (0.15)          (0.41)      (0.35)    (0.08)
 Net realized gains........      (1.28)          (0.36)      (0.13)       --
                               -------      ----------  ----------   -------
  Total Distributions......      (1.43)          (0.77)      (0.48)    (0.08)
                               -------      ----------  ----------   -------
NET ASSET VALUE, END OF
 PERIOD....................    $ 13.07      $    13.38  $    11.28   $ 10.62
                               =======      ==========  ==========   =======
Total Return (excludes
 sales charge).............       8.87%(c)       26.33%      10.87%     6.98%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
  period (000).............    $39,368      $   30,249  $   22,592   $12,842
 Ratio of expenses to
  average net assets.......       0.36%(b)        0.36%       0.38%     0.90%(b)
 Ratio of net investment
  income to average net
  assets...................       3.25%(b)        3.34%       3.27%     3.17%(b)
 Ratio of expenses to
  average net assets*......       1.31%(b)        1.38%       1.40%     1.92%(b)
 Ratio of net investment
  income to average net
  assets*..................       2.30%(b)        2.32%       2.25%     2.15%(b)
 Portfolio turnover........      49.68%          66.12%      71.89%    18.68%
 Average commission rate
  (d)......................    $0.0583      $   0.0531  $   0.0792        --

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                               EQUITY FUND
                          -----------------------------------------------------------
                           SIX MONTHS             YEAR ENDED AUGUST 31,
                             ENDED       --------------------------------------------
                          FEBRUARY 28,
                              1998         1997     1996     1995     1994     1993
                          ------------   --------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  17.33     $  13.73  $ 12.33  $ 11.85  $ 12.78  $ 11.31
                            --------     --------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..        0.04         0.13     0.18     0.20     0.14     0.14
 Net realized and
  unrealized gains on
  investments...........        2.25         5.03     2.04     1.77     0.40     1.56
                            --------     --------  -------  -------  -------  -------
  Total from Investment
   Activities...........        2.29         5.16     2.22     1.97     0.54     1.70
                            --------     --------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..       (0.03)       (0.13)   (0.18)   (0.19)   (0.14)   (0.14)
 In excess of net
  investment income.....          --        (0.01)      --       --       --       --
 Net realized gains.....       (2.47)       (1.42)   (0.64)   (0.39)   (1.33)   (0.09)
 In excess of net
  realized gains........          --           --       --    (0.91)      --       --
                            --------     --------  -------  -------  -------  -------
  Total Distributions...       (2.50)       (1.56)   (0.82)   (1.49)   (1.47)   (0.23)
                            --------     --------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $  17.12     $  17.33  $ 13.73  $ 12.33  $ 11.85  $ 12.78
                            ========     ========  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........       14.34%(c)    40.23%   18.53%   19.74%    4.66%   15.12%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........    $199,520     $170,887  $86,352  $76,398  $84,618  $58,015
 Ratio of expenses to
  average net assets....        1.05%(b)     1.06%    1.08%    1.14%    1.12%    1.16%
 Ratio of net investment
  income to average net
  assets................        0.54%(b)     0.88%    1.35%    1.73%    1.32%    1.09%
 Ratio of expenses to
  average net assets*...        1.24%(b)     1.25%    1.27%    1.33%    1.31%    1.36%
 Ratio of net investment
  income to average net
  assets*...............        0.35%(b)     0.69%    1.16%    1.54%    1.13%    0.88%
 Portfolio turnover.....       40.89%       93.82%   67.46%  100.44%  159.30%   66.54%
 Average commission rate
  (a)...................    $ 0.0501     $ 0.0502  $0.0504       --       --       --

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.
(b) Annualized.
(c) Not annualized.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                                                  GROWTH EQUITY
                                                                  -------------
                                                                   NOVEMBER 1,
                                                                  1997 THROUGH
                                                                  FEBRUARY 28,
                                                                     1998(A)
                                                                  -------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $ 10.00
                                                                     -------
INVESTMENT ACTIVITIES
 Net investment income..........................................        0.01
 Net realized and unrealized gains on investments...............        1.59
                                                                     -------
  Total from Investment Activities..............................        1.60
                                                                     -------
DISTRIBUTIONS
 Net investment income..........................................       (0.01)
 Net realized gains.............................................          --
                                                                     -------
  Total Distributions...........................................       (0.01)
                                                                     -------
NET ASSET VALUE, END OF PERIOD..................................     $ 11.59
                                                                     =======
Total Return (excludes sales charge)............................       16.13%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)..............................     $65,345
 Ratio of expenses to average net assets........................        1.09%(b)
 Ratio of net investment income to average net assets...........        0.37%(b)
 Ratio of expenses to average net assets*.......................        1.28%(b)
 Ratio of net investment income to average net assets*..........        0.18%(b)
 Portfolio turnover.............................................       12.21%
 Average commission rate(d).....................................     $0.0502

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                         AGGRESSIVE GROWTH FUND
                          ---------------------------------------------------------------
                           SIX MONTHS              YEAR ENDED AUGUST 31,
                             ENDED        -----------------------------------------------
                          FEBRUARY 28,
                              1998         1997      1996      1995      1994      1993
                          ------------    -------   -------   -------   -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 18.88       $ 16.29   $ 16.31   $ 11.99   $ 11.96   $  8.37
                            -------       -------   -------   -------   -------   -------
INVESTMENT ACTIVITIES
 Net investment income
  (loss)................      (0.04)        (0.06)    (0.04)    (0.06)    (0.04)    (0.03)
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (0.76)         2.65      0.30      4.38      0.07      3.62
                            -------       -------   -------   -------   -------   -------
  Total from Investment
   Activities...........      (0.80)         2.59      0.26      4.32      0.03      3.59
                            -------       -------   -------   -------   -------   -------
DISTRIBUTIONS
 Net realized gains.....      (2.59)           --     (0.28)       --        --        --
                            -------       -------   -------   -------   -------   -------
  Total Distributions...      (2.59)           --     (0.28)       --        --        --
                            -------       -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 15.49       $ 18.88   $ 16.29   $ 16.31   $ 11.99   $ 11.96
                            =======       =======   =======   =======   =======   =======
Total Return (excludes
 sales charge)..........      (3.06)%(c)    15.90 %    1.77 %   36.03 %    0.25 %   42.89 %
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........    $38,921       $58,982   $43,278   $38,008   $24,775   $11,012
 Ratio of expenses to
  average net assets....       1.05 %(b)     1.08 %    1.11 %    1.27 %    1.35 %    0.62 %
 Ratio of net investment
  income (loss) to
  average net assets....      (0.42)%(b)    (0.56)%   (0.35)%   (0.62)%   (0.69)%   (0.24)%
 Ratio of expenses to
  average net assets*...       1.24 %(b)     1.27 %    1.30 %    1.45 %    1.55 %    1.64 %
 Ratio of net investment
  income (loss) to
  average net assets*...      (0.61)%(b)    (0.75)%   (0.54)%   (0.81)%   (0.89)%   (1.26)%
 Portfolio turnover.....      32.71 %       76.47 %   32.89 %   27.16 %   18.76 %   59.47 %
 Average commission rate
  (a)...................    $0.0626       $0.0601   $0.0665        --        --        --

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.
(b) Annualized.
(c) Not annualized.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS



     Investment Adviser

     Bank of Oklahoma, N.A.
     Bank Oklahoma Tower
     Tulsa, Oklahoma 74103

     Manager, Administrator, and Distributor

     BISYS Fund Services
     3435 Stelzer Road
     Columbus, Ohio 43219-3055

     Legal Counsel

     Ropes & Gray
     One Franklin Square
     1301 K Street N.W.
     Washington, DC 20005

     Auditors

     KPMG Peat Marwick LLP
     Two Nationwide Plaza
     Columbus, Ohio 4315